EXPERIENCE

PROSPECTUS

May 31, 2006 (As Revised December 29, 2006)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Lifestyle Series, Inc.

Class A, B, C and I Shares

Legg Mason Partners Lifestyle Allocation 100%

Legg Mason Partners Lifestyle Allocation 85%

Legg Mason Partners Lifestyle Allocation 70%

Legg Mason Partners Lifestyle Allocation 50%

Legg Mason Partners Lifestyle Allocation 30%

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Series, Inc. (“Lifestyle Series”) consists of nine separate investment funds, each with its own investment objective and policies. This prospectus relates to five of those funds. Each fund offers different levels of potential return and involves different levels of risk. The Board of Directors has approved certain changes in the allocations to the underlying funds in which the funds invest. See “About the funds— Recent developments” on the next page.

Prior to April 7, 2006 the Lifestyle Series was named Smith Barney Allocation Series Inc.

Investments, risks and performance

About the funds

Each fund is a “fund of funds”—meaning it invests in other mutual funds rather than directly in securities like stocks, bonds and money market instruments. These underlying mutual funds are open-end funds managed by the investment manager or its affiliates and have investment goals similar, but not identical to, those of the funds. The underlying funds’ investment objectives and certain of their investment strategies are described under the heading entitled “More on the funds’ investments.”

Each fund is managed as an asset allocation program.

Each fund seeks to maintain a neutral mix or Target Allocation (i.e., its percentage allocation between underlying equity-oriented funds and fixed income-oriented funds). Each fund may make tactical changes in its equity funds-fixed income funds allocation within a specified range (the Target Range) around that neutral mix, based on the manager’s opinion about the outlook for the asset classes and market and economic trends.

Portfolio	Target Allocation	Target Range
Lifestyle Allocation 100%
Equity Funds	100%	90-100%
Fixed Income Funds	0	0-10%

Lifestyle Allocation 85%
Equity Funds	85%	80-100%
Fixed Income Funds	15%	0-20%

Lifestyle Allocation 70%
Equity Funds	70%	60-80%
Fixed Income Funds	30%	20-40%

Lifestyle Allocation 50%
Equity Funds	50%	40-60%
Fixed Income Funds	50%	40-60%

Lifestyle Allocation 30%
Equity Funds	30%	20-40%
Fixed Income Funds	70%	60-80%

Investing primarily in other mutual funds presents special risks:

■	In addition to the fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. For instance, you will pay management fees of both the fund and the underlying funds
■	One underlying fund may buy the same securities that another underlying fund sells. You would indirectly bear the costs of these trades without accomplishing any investment purpose
■	A fund’s Target Allocation and Target Range are measures of the percentage of the fund’s assets invested in underlying funds across two asset classes, not the percentage of equity securities or fixed-income securities invested in indirectly by a fund. The underlying funds generally invest principally in either equity or fixed-income securities, but their percentage investments in these securities may vary from time to time, subject to any applicable regulatory requirements. Thus, the percentage of equity or fixed-income securities held by a fund indirectly, through its investment in underlying funds, may vary substantially from its Target Allocation or Target Range. Investors should take this into account when determining whether a fund is an appropriate investment for them.
■	You may receive taxable gains from fund transactions by the underlying funds as well as taxable gains from transactions in shares of the underlying funds by a fund

You should know:

You could lose money on your investment in a fund, or the fund may not perform as well as other investments

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The underlying funds invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each fund has a different investment strategy, there are also principal risks that are specific to an investment in a particular fund. These unique risks are described in the fund summaries beginning on the next page.

Fixed income securities:

■	When interest rates go up, prices of fixed income securities go down. This is known as interest rate risk
■	An issuer of a security may default on its obligation to pay principal and/or interest or the security’s credit rating may be downgraded. This is known as credit risk
■	An issuer of a security may prepay principal earlier than scheduled, which could force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk
■	Slower than expected principal payments may extend a security’s life. This locks in a below-market interest rate, increases the security’s duration and reduces the value of the security. This is known as extension risk

2         Legg Mason Partners Funds

Equity securities:

■	Stock prices may decline generally
■	If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer’s security may be depressed

Recent developments

The Board of Directors of Legg Mason Partners Lifestyle Series approved certain changes in the underlying funds in which the funds of Legg Mason Partners Lifestyle Series invest. These changes are reflected in this prospectus and are being implemented by the portfolio managers of the portfolios of Legg Mason Partners Lifestyle Series gradually as market conditions warrant.

Legg Mason Partners Lifestyle Series, Inc.         3

Lifestyle Allocation 100%

Investment objective

Capital appreciation.

Principal investment strategies

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 100% in underlying funds that invest principally in equity securities, but there may be times when the manager chooses to invest up to 10% in funds that invest principally in fixed income securities.

Selection process

The manager periodically adjusts the allocation of the fund’s assets among different Legg Mason affiliated funds depending upon the manager’s outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the fund. The manager invests in underlying funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth oriented funds, value oriented funds and international equity funds. The manager may invest in fixed income funds that invest in investment grade fixed income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities, high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

Target Allocation
Equity Funds	100%

Fixed Income Funds	0%

Target Range
Equity Funds	90-100%

Fixed Income Funds	0-10%

Underlying Funds — Allocation and Range

Legg Mason Partners Large Cap Growth Fund	15%	0-20%

Legg Mason Partners Aggressive Growth Fund, Inc.	15%	0-20%

Legg Mason Value Trust, Inc.	15%	0-20%

Legg Mason American Leading Companies Trust	10%	0-20%

Legg Mason Opportunity Trust	10%	0-20%

Royce Value Fund	7.5%	0-15%

Legg Mason Partners Small Cap Growth Fund I	7.5%	0-15%

Legg Mason International Equity Trust	10%	0-15%

Legg Mason Partners International All Cap Opportunity Fund	10%	0-15%

In addition, the manager may in the future, but currently does not intend to, invest the fund’s assets in the Legg Mason affiliated funds set forth below.

Legg Mason Partners Appreciation Fund, Inc.	0-20%

Legg Mason Partners Fundamental Value Fund, Inc.	0-20%

Legg Mason Partners Investors Value Fund, Inc.	0-20%

Legg Mason Partners Capital Fund, Inc.	0-20%

Legg Mason Growth Trust, Inc.	0-20%

Legg Mason Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-15%

Legg Mason Partners Mid Cap Core Fund	0-15%

Legg Mason Partners Small Cap Core Fund, Inc.	0-15%

Legg Mason Emerging Markets Trust	0-10%

Legg Mason Partners Emerging Markets Equity Fund	0-10%

Western Asset Core Plus Bond Portfolio	0-10%

Western Asset Absolute Return Portfolio	0-10%

Western Asset High Yield Portfolio	0-10%

4         Legg Mason Partners Funds

Lifestyle Allocation 100% (Continued)

Principal risks of investing in the fund

Your investment in the fund is subject to the risks associated with investing in equity securities and, to a lesser degree, fixed income securities generally. The principal risks associated with investing in equity securities and fixed income securities are described on page 2 under “About the funds.” Your investment in the fund is also subject to the following specific risks:

■	Growth stocks or small capitalization stocks (generally those comprising the Russell 2000 Indices) may fall out of favor with investors and may experience greater volatility, as well as greater potential for gain or loss
■	Value stocks may fall out of favor with investors
■	An underlying fund’s investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. Less information may be available about foreign securities or markets and foreign markets may be smaller, less liquid and more volatile than U.S. markets. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets
■	The manager’s judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong
■	The underlying equity funds invest principally in equity securities and the underlying fixed-income funds invest principally in fixed-income securities. However, under normal market conditions an underlying fund may vary the percentage of its assets in equity securities or in fixed-income securities (subject to any applicable regulatory requirements). Depending upon the percentage of equity or fixed-income securities held by the underlying funds at any given time, and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to equity securities and fixed-income securities may vary substantially from its Target Allocation or Target Range.
■	An underlying fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying fund takes a temporary defensive position, it (and the fund) may be unable to achieve their investment objectives.
■	The fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non-diversified may magnify a fund’s losses from adverse events affecting a particular underlying fund. The underlying funds in which the fund invests may be either diversified or non-diversified.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking capital appreciation
■	Currently have exposure to fixed income investments and less volatile equity investments and wish to broaden your investment portfolio
■	Are willing to accept the risks of the stock market
■	Have a long-term horizon and no need for current income

Performance information

This section normally illustrates how the fund’s total return has varied from year to year, along with a broad-based comparative market benchmark for reference. Performance information for the fund is not presented as the fund has not commenced operations as of the date of this Prospectus.

Fee table

The table sets forth the fees and expenses you may pay if you invest in shares of the fund. Fee table expenses would be higher if the expense ratios of the underlying funds were included.

Based on the weighted average expense ratios of the underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the approximate total gross expense ratios are expected to be 0.85% higher as follows: Class A 1.65%, Class B 2.40%, Class C 2.40% and Class I 1.40%.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C		Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(1)	5.00%	1.00%	(2)	None

Annual fund operating expenses (expenses deducted from fund assets)

Management fee(3)	0.20%		0.20%	0.20%		0.20%

Distribution and service (12b-1) fees	0.25%		1.00%	1.00%		None

Other expenses(3)	0.35%		0.35%	0.35%		0.35%

Total annual fund operating expenses(4)	0.80%		1.55%	1.55%		0.55%

(1)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a contingent deferred sales charge of 1.00%.
(2)	The contingent deferred sales change is waived for retirement plans with omnibus accounts books of the fund.
(3)	Other expenses are based on estimated amounts for the current fiscal year.
(4)	Management has agreed to waive a portion of management fees and/or to reimburse certain expenses. The manager may change or eliminate these waivers or reimbursements at any time:

Legg Mason Partners Lifestyle Series, Inc.         5

Lifestyle Allocation 100% (Continued)

Example

The example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
■	The expenses of the underlying Legg Mason affiliated funds are reflected

Number of Years You Own Your Shares

	1 year	3 years
Class A (with or without redemption)	733	1,065

Class B (assuming redemption at end of period)	743	1,048

Class B (assuming no redemption)	243	748

Class C (assuming redemption at end of period)	343	748

Class C (assuming no redemption)	243	748

Class I (with or without redemption)	143	444

6         Legg Mason Partners Funds

Lifestyle Allocation 85%

Investment objective

Capital appreciation.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are allocated among the Legg Mason affiliated mutual funds listed below, which are primarily equity funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed-income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 85% in underlying funds that invest principally in equity securities and 15% in funds that invest principally in fixed-income securities.

Selection process

The manager periodically adjusts the allocation of the fund’s assets among different Legg Mason affiliated funds depending upon the manager’s outlook for the equity markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the fund. The manager invests in underlying funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth oriented funds, value oriented funds, international equity funds and fixed income funds. The fund’s underlying fixed income funds invest in investment grade fixed income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities, high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

Target Allocation
Equity Funds	85%

Fixed Income Funds	15%

Target Range
Equity Funds	80-100%

Fixed Income Funds	0-20%

Underlying Funds — Allocation and Range

Legg Mason Partners Appreciation Fund, Inc.	5%	0-20%

Legg Mason Partners Large Cap Growth Fund	10%	0-20%

Legg Mason Partners Aggressive Growth Fund, Inc.	15%	0-20%

Legg Mason Value Trust, Inc.	10%	0-20%

Legg Mason American Leading Companies Trust	5%	0-20%

Legg Mason Opportunity Trust	5%	0-20%

Royce Value Fund	7.5%	0-15%

Legg Mason Partners Small Cap Growth Fund I	7.5%	0-15%

Legg Mason International Equity Trust	10%	0-15%

Legg Mason Partners International All Cap Opportunity Fund	10%	0-15%

Western Asset Core Plus Bond Portfolio	5%	0-15%

Western Asset Absolute Return Portfolio	5%	0-15%

Western Asset High Yield Portfolio	5%	0-10%

In addition, the manager may in the future, but currently does not intend to, invest the fund’s assets in the Legg Mason affiliated funds set forth below.

Legg Mason Partners Fundamental Value Fund, Inc.	0-20%

Legg Mason Partners Investors Value Fund, Inc.	0-20%

Legg Mason Partners Capital Fund, Inc.	0-20%

Legg Mason Growth Trust, Inc.	0-20%

Legg Mason Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-15%

Legg Mason Partners Mid Cap Core Fund	0-15%

Legg Mason Partners Small Cap Core Fund, Inc.	0-15%

Legg Mason Emerging Markets Trust	0-10%

Legg Mason Partners Emerging Markets Equity Fund	0-10%

Legg Mason Partners Lifestyle Series, Inc.         7

Lifestyle Allocation 85% (Continued)

Principal risks of investing in the fund

Your investment in the fund is subject to the risks associated with investing in equity securities and, to a lesser degree, fixed income securities generally. The principal risks associated with investing in equity securities and fixed income securities are described on page 2 under “About the funds.” Your investment in the fund is also subject to the following specific risks:

■	Growth stocks or small capitalization stocks (generally those comprising the Russell 2000 Indices) may fall out of favor with investors and may experience greater volatility, as well as greater potential for gain or loss
■	Value stocks may fall out of favor with investors
■	An underlying fund’s investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. Less information may be available about foreign securities or markets and foreign markets may be smaller, less liquid and more volatile than U.S. markets. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets
■	The manager’s judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong
■	The underlying equity funds invest principally in equity securities and the underlying fixed-income funds invest principally in fixed-income securities. However, under normal market conditions an underlying fund may vary the percentage of its assets in equity securities or in fixed-income securities (subject to any applicable regulatory requirements). Depending upon the percentage of equity or fixed-income securities held by the underlying funds at any given time, and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to equity securities and fixed income securities may vary substantially from its Target Allocation or Target Range.
■	An underlying fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying fund takes a temporary defensive position, it (and the fund) may be unable to achieve their invest-ment objectives.
■	The fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non-diversified may magnify a fund’s losses from adverse events affecting a particular underlying fund. The underlying funds in which the fund invests may be either diversified or non-diversified.

Who may want to invest

The fund may be an appropriate investment if you:

■	Currently have exposure to fixed income investments and less volatile equity investments and wish to broaden your investment portfolio
■	Are willing to accept the risks of the stock market
■	Have a long-term time horizon and no need for current income

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indices, and other indices. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest quarter returns for periods shown in the bar chart:

Highest: 22.13% in 4th quarter 1998; Lowest: (18.84)% in 3rd quarter 2001

Year-to-date: 3.34% (through 9/30/06)

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

8         Legg Mason Partners Funds

Lifestyle Allocation 85% (Continued)

Average Annual Total Returns (for the periods ended December 31, 2005)

	1 year	5 years	Since Inception	Inception Date 2/5/96
Class A

Return Before Taxes(1)	(0.60)%	0.01%	5.15%

Return After Taxes on Distributions(1)(2)	(0.60)%	(0.16)%	4.31%

Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(0.39)%	(0.05)%	4.05%

Other Classes (Return Before Taxes only)

Class B	(0.34)%	0.25%	4.96%

Class C	3.85%	0.57%	5.03%

Class I(3)	n/a	n/a	n/a

Comparative Indexes

Lehman U.S. Aggregate(4)	2.43%	5.87%	6.39%	(6)

Russell 3000(4)	6.12%	1.58%	8.97%	(7)

Lifestyle Allocation 85% Composite Benchmark(5)	6.92%	4.33%	8.34%	(7)

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the maximum increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other share classes will vary.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. There were no outstanding Class I shares for the last fiscal year.
(4)	Effective December 1, 2005, the fund’s performance benchmarks were changed to the Lehman Brothers U.S. Aggregate Index (“Lehman U.S. Aggregate”) and Russell 3000 Index (“Russell 3000”) because of changes in the underlying funds in which the fund invests. The Lehman U.S. Aggregate represents securities that are publicly-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(5)	The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Lehman Brothers U.S. Aggregate Index, 5% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.
(6)	Index comparison begins on February 29, 1996.
(7)	Index comparison begins on February 5, 1996.
An investor cannot invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Lifestyle Series, Inc.         9

Lifestyle Allocation 85% (Continued)

Fee table

The table sets forth the fees and expenses you may pay if you invest in shares of the fund. Fee table expenses would be higher if the expense ratios of the underlying funds were included.

Based on the weighted average expense ratios of underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the approximate total gross expense ratios are expected to be 0.81% higher as follows: Class A 1.77%, Class B 2.49%, Class C 2.15% and Class I 1.52%.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class I(1)(6)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(2)	5.00%	1.00%(3)	None

Annual fund operating expenses (expenses deducted from fund assets)

Management fee	0.20%	0.20%	0.20%	0.20%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses(4)	0.51%	0.48%	0.14%	0.51%

Total annual fund operating expenses(5)	0.96%	1.68%	1.34%	0.71%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge was waived for retirement plans with omnibus accounts held on the books of the Fund.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.
(5)	Management has agreed to voluntarily waive a portion of management fees and/or to reimburse certain expenses. The manager may change or eliminate these waivers or reimbursements at any time:

	Class A	Class B	Class C	Class I(6)
Expenses After Waivers, Reimbursements or Credits
Management fee	0.20%	0.20%	0.20%	0.20%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.51%	0.48%	0.14%	0.51%
Expense reimbursements	(0.16)%	(0.13)%	0.00%	(0.16)%
Net annual fund operating expenses(7)	0.80%	1.55%	1.34%	0.55%
(6)	For Class Y (now Class I) shares, “Other Expenses” have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding for the fiscal year ended January 31, 2006.
(7)	Fee table expenses would be higher if the expense ratios of the underlying funds were included. Based on the weighted average expense ratios of the underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the total net shareholder expenses are expected to be 0.81% higher as follows: Class A 1.61%, Class B 2.36%, Class C 2.15% and Class I 1.36%.

Example

The example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
■	The expenses of the underlying Legg Mason affiliated funds are reflected

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	745	1,101	1,480	2,541

Class B (assuming redemption at end of period)	752	1,075	1,425	2,648(2)

Class B (assuming no redemption)	252	775	1,325	2,648(2)

Class C (assuming redemption at end of period)	318	673	1,154	2,482

Class C (assuming no redemption)	218	673	1,154	2,482

Class I(1) (with or without redemption)	155	481	829	1,811

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Assumes conversion to Class A shares approximately eight years after purchase.

10         Legg Mason Partners Funds

Lifestyle Allocation 70%

Investment objective

Long-term growth of capital.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are allocated among the Legg Mason affiliated mutual funds listed below, which are primarily equity funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 70% in underlying funds that invest principally in equity securities and 30% in funds that invest principally in fixed-income securities.

Selection process

The manager periodically adjusts the allocation of the fund’s assets among different Legg Mason affiliated funds depending upon the manager’s outlook for the equity markets in general, and, to a lesser degree, the bond markets, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the fund. The manager invests in underlying funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth oriented funds, value oriented funds, international equity funds and fixed income funds. The fund’s underlying fixed income funds invest in investment grade fixed income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities, high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

Target Allocation
Equity Funds	70%

Fixed Income Funds	30%

Target Range
Equity Funds	60-80%

Fixed Income Funds	20-40%

Underlying Funds — Allocation and Range

Legg Mason Partners Appreciation Fund, Inc.	10%	0-20%

Legg Mason Partners Fundamental Value Fund, Inc.	10%	0-20%

Legg Mason Partners Aggressive Growth Fund, Inc.	10%	0-20%

Legg Mason Value Trust, Inc.	10%	0-20%

Royce Value Fund	7.5%	0-15%

Legg Mason Partners Small Cap Growth Fund I	7.5%	0-15%

Legg Mason International Equity Trust	7.5%	0-15%

Legg Mason Partners International All Cap Opportunity Fund	7.5%	0-15%

Western Asset Core Plus Bond Portfolio	15%	0-20%

Western Asset Absolute Return Portfolio	10%	0-20%

Western Asset High Yield Portfolio	5%	0-10%

In addition, the manager may in the future, but currently does not intend to, invest the fund’s assets in the Legg Mason affiliated funds set forth below.

Legg Mason Partners Large Cap Growth Fund	0-20%

Legg Mason Partners Investors Value Fund, Inc.	0-20%

Legg Mason Partners Capital Fund, Inc.	0-20%

Legg Mason American Leading Companies Trust	0-20%

Legg Mason Opportunity Trust	0-20%

Legg Mason Growth Trust, Inc.	0-20%

Legg Mason Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-15%

Legg Mason Partners Mid Cap Core Fund	0-15%

Legg Mason Partners Small Cap Core Fund, Inc.	0-15%

Legg Mason Emerging Markets Trust	0-10%

Legg Mason Partners Emerging Markets Equity Fund	0-10%

Legg Mason Partners Lifestyle Series, Inc.         11

Lifestyle Allocation 70% (Continued)

Principal risks of investing in the fund

Your investment in the fund is subject to the risks associated with investing in equity securities and, to a lesser degree, fixed income securities generally. The principal risks associated with investing in equity securities and fixed income securities are described on page 2 under “About the funds.” Your investment in the fund is also subject to the following specific risks:

■	An underlying fund’s investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. Less information may be available about foreign securities or markets and foreign markets may be smaller, less liquid and more volatile than U.S. markets. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets
■	The manager’s judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong
■	Growth stocks or small capitalization stocks (generally those comprising the Russell 2000 Indices) may fall out of favor with investors and may experience greater volatility, as well as greater potential for gain or loss
■	Value stocks may fall out of favor with investors
■	The underlying equity funds invest principally in equity securities and the underlying fixed-income funds invest principally in fixed-income securities. However, under normal market conditions an underlying fund may vary the percentage of its assets in equity securities or in fixed-income securities (subject to any applicable regulatory requirements). Depending upon the percentage of equity or fixed-income securities held by the underlying funds at any given time, and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to equity securities and fixed income securities may vary substantially from its Target Allocation or Target Range.
■	An underlying fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying fund takes a temporary defensive position, it (and the fund) may be unable to achieve their investment objectives.
■	The fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non-diversified may magnify a fund’s losses from adverse events affecting a particular underlying fund. The underlying funds in which the fund invests may be either diversified or non-diversified.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking growth of capital
■	Are willing to accept the risks of the stock market, although lessened through greater exposure to fixed income securities than Lifestyle Allocation 100% and Allocation 85%
■	Have a long-term time horizon and no need for current income

12         Legg Mason Partners Funds

Lifestyle Allocation 70% (Continued)

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indices, and other indices. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest quarter returns for periods shown in the bar chart:

Highest: 15.29% in 4th quarter 1998; Lowest: (14.37)% in 3rd quarter 2001

Year-to-date: 3.41% (through 9/30/06)

* As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Lifestyle Series, Inc.         13

Lifestyle Allocation 70% (Continued)

Average Annual Total Returns (for the periods ended December 31, 2005)

	1 year	5 years	Since Inception	Inception Date 2/5/96
Class A

Return Before Taxes(1)	(1.90)%	0.11%	4.67%

Return After Taxes on Distributions(1)(2)	(2.24)%	(0.63)%	3.37%

Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(1.24)%	(0.30)%	3.34%

Other Classes Return Before Taxes Only

Class B	(1.66)%	0.37%	4.52%

Class C	2.48%	0.67%	4.58%

Class I(3)	n/a	n/a	n/a

Comparative Indexes

Lehman U.S. Aggregate(4)	2.43%	5.87%	6.39%	(6)

Russell 3000(4)	6.12%	1.58%	8.97%	(7)

Lifestyle Allocation 70% Composite Benchmark(5)	6.08%	4.63%	8.14%	(7)

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the maximum increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other share classes will vary.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. There were no outstanding Class I shares for the last fiscal year.
(4)	Effective December 1, 2005, the fund’s performance benchmarks were changed to the Lehman Brothers U.S. Aggregate Index (“Lehman U.S. Aggregate”) and the Russell 3000 Index (“Russell 3000”) because of changes in the underlying funds in which the fund invests. The Lehman U.S. Aggregate represents securities that are publicly-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(5)	The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Lehman Brothers U.S. Aggregate Index, 5% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.
(6)	Index comparison begins on February 29, 1996.
(7)	Index comparison begins on February 5, 1996.
An investor cannot invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

14         Legg Mason Partners Funds

Lifestyle Allocation 70% (Continued)

Fee table

The table sets forth the fees and expenses you may pay if you invest in shares of the fund.

Based on the weighted average expense ratios of underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the approximate total gross expense ratios are expected to be 0.74% higher as follows: Class A 1.55%, Class B 2.29%, Class C 2.06% and Class I 1.30%. Fee table expenses would be higher if the expense ratios of the underlying funds were included.

Shareholder fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class I(1)(6)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(2)	5.00%	1.00%(3)	None

Annual fund operating expenses (expenses deducted from fund assets)

Management fee	0.20%	0.20%	0.20%	0.20%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses(4)	0.36%	0.35%	0.12%	0.36%

Total annual fund operating expenses(5)	0.81%	1.55%	1.32%	0.56%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge was waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.
(5)	Management has agreed to voluntarily waive a portion of management fees and/or to reimburse certain expenses. The manager may change or eliminate these waivers or reimbursements at any time:

	Class A	Class B	Class C	Class I(6)
Expenses After Waivers, Reimbursements or Credits
Management fee	0.20%	0.20%	0.20%	0.20%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.00%
Other expenses	0.36%	0.35%	0.12%	0.36%
Expense reimbursements	(0.01)%	0.00%	0.00%	(0.01)%
Net annual fund operating expenses(7)	0.80%	1.55%	1.32%	0.55%
(6)	For Class Y (now Class I) shares, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class I shares were outstanding for the fiscal year ended January 31, 2006.
(7)	Fee table expenses would be higher if the expense ratios of the underlying funds were included. Based on the weighted average expense ratios of the underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the total net shareholder expenses are expected to be 0.74% higher as follows: Class A 1.54%, Class B 2.29%, Class C 2.06% and Class I 1.29%.

Example

The example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
■	The expenses of the underlying Legg Mason-affiliated funds are reflected

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	724	1,037	1,372	2,315

Class B (assuming redemption at end of period)	732	1,015	1,324	2,438(2)

Class B (assuming no redemption)	232	715	1,224	2,438(2)

Class C (assuming redemption at end of period)	309	645	1,108	2,390

Class C (assuming no redemption)	209	645	1,108	2,390

Class I (with or without redemption)(1)	132	411	712	1,568

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Assumes conversion to Class A shares approximately eight years after purchase.

Legg Mason Partners Lifestyle Series, Inc.         15

Lifestyle Allocation 50%

Investment objective

Balance of growth of capital and income.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are allocated among the Legg Mason affiliated equity and fixed income funds listed below.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 50% in underlying funds that invest principally in equity securities and 50% in funds that invest principally in fixed-income securities.

Selection process

The manager periodically adjusts the allocation of the fund’s assets among different Legg Mason affiliated funds depending upon the manager’s outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the fund. The manager invests in underlying funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth oriented funds, value oriented funds, international equity funds and fixed income funds. The fund’s underlying fixed income funds invest in investment grade fixed income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities, high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

Target Allocation
Equity Funds	50%

Fixed Income Funds	50%

Target Range
Equity Funds	40-60%

Fixed Income Funds	40-60%

Underlying Funds — Underlying Funds and Target Percentage of Fund

Legg Mason Partners Appreciation Fund, Inc.	7%	0-15%

Legg Mason Partners Fundamental Value Fund, Inc.	7%	0-15%

Legg Mason Partners Aggressive Growth Fund, Inc.	7%	0-15%

Legg Mason Value Trust, Inc.	7%	0-15%

Royce Value Fund	6%	0-10%

Legg Mason Partners Small Cap Growth Fund I	6%	0-10%

Legg Mason International Equity Trust	5%	0-10%

Legg Mason Partners International All Cap Opportunity Fund	5%	0-10%

Western Asset Core Plus Bond Portfolio	30%	20-40%

Western Asset Absolute Return Portfolio	13%	0-20%

Western Asset High Yield Portfolio	7%	0-15%

In addition, the manager may in the future, but currently does not intend to, invest the fund’s assets in the Legg Mason affiliated funds set forth below.

Legg Mason Partners Investors Value Fund, Inc.	0-15%

Legg Mason Partners Large Cap Growth Fund	0-15%

Legg Mason Partners Capital Fund, Inc.	0-15%

Legg Mason American Leading Companies Trust	0-15%

Legg Mason Opportunity Trust	0-15%

Legg Mason Growth Trust, Inc.	0-15%

Legg Mason Special Investment Trust, Inc.	0-15%

Royce Total Return Fund	0-10%

Legg Mason Partners Mid Cap Core Fund	0-10%

Legg Mason Partners Small Cap Core Fund, Inc.	0-10%

16         Legg Mason Partners Funds

Lifestyle Allocation 50% (Continued)

Principal risks of investing in the fund

Your investment in the fund is subject to the risks associated with investing in both fixed income securities and equity securities generally. The principal risks associated with investing in these securities are described on page 2 under “About the funds.” Your investment in the fund is also subject to the following specific risks:

■	An underlying fund’s investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. Less information may be available about foreign securities or markets and foreign markets may be smaller, less liquid and more volatile than U.S. markets. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets
■	The manager’s judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong
■	Below investment grade bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and for interest payments.
■	The underlying equity funds invest principally in equity securities and the underlying fixed-income funds invest principally in fixed-income securities. However, under normal market conditions an underlying fund may vary the percentage of its assets in equity securities or in fixed-income securities (subject to any applicable regulatory requirements). Depending upon the percentage of equity or fixed-income securities held by the underlying funds at any given time, and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to equity securities and fixed income securities may vary substantially from its Target Allocation or Target Range.
■	An underlying fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying fund takes a temporary defensive position, it (and the fund) may be unable to achieve their investment objectives.
■	The fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non-diversified may magnify a fund’s losses from adverse events affecting a particular underlying fund. The underlying funds in which the fund invests may be either diversified or non-diversified.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are willing to sacrifice some growth potential for less volatility
■	Are willing to accept the risks of the stock market and below investment grade bonds
■	Have a long-term time horizon

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indices, and other indices. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns for the periods shown in the bar chart:

Highest: 9.24% in 2nd quarter 2003; Lowest: (7.30)% in 3rd quarter 2002

Year-to-date: 3.78% (through 9/30/06)

* As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Lifestyle Series, Inc.         17

Lifestyle Allocation 50% (Continued)

Average Annual Total Returns (for the periods ended December 31, 2005)

	1 year	5 years	Since Inception	Inception Date 2/5/96
Class A

Return Before Taxes(1)	(3.70)%	2.36%	5.43%

Return After Taxes on Distributions(1)(2)	(4.31)%	1.22%	3.67%

Return After Taxes on Distributions and Sale of Fund Shares(1)	(2.41)%	1.33%	3.66%

Other Classes Before Taxes

Class B	(3.69)%	2.62%	5.27%

Class C	0.45%	2.89%	5.32%

Class I(3)	N/A	N/A	N/A

Comparative Indexes

Lehman U.S. Aggregate(4)	2.43%	5.87%	6.39%	(6)

Russell 1000(4)	6.27%	1.07%	9.02%	(7)

Lifestyle Allocation 50% Composite Benchmark(5)	5.02%	5.32%	7.77%	(7)

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the maximum increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other share classes will vary.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. There were no outstanding Class I shares for the last fiscal year.
(4)	Effective December 1, 2005, the fund’s performance benchmarks were changed to the Lehman Brothers U.S. Aggregate Index (“Lehman U.S. Aggregate”) and Russell 1000 Index (“Russell 1000”) because of changes in the underlying funds in which the fund invests. The Lehman U.S. Aggregate represents securities that are publicly-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 consists of the 1,000 largest U.S. companies based on total market capitalization.
(5)	The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Lehman Brothers U.S. Aggregate Index, 7% Lehman Brothers U.S. High Yield—2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield—2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.
(6)	Index comparison begins on February 29, 1996.
(7)	Index comparison begins on February 5, 1996.
An investor cannot invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

18         Legg Mason Partners Funds

Lifestyle Allocation 50% (Continued)

Fee table

The table sets forth the fees and expenses you may pay if you invest in shares of the fund. Fee table expenses would be higher if the expense ratios of the underlying funds were included.

Based on the weighted average expense ratios of underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the approximate total expense ratios are expected to be 0.69% higher as follows: Class A 1.38%, Class B 2.14%, Class C 1.98% and Class I 1.13%.

Shareholder fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class I(1)(5)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(2)	5.00%	1.00%(3)	None

Annual fund operating expenses (expenses deducted from fund assets)

Management fee	0.20%	0.20%	0.20%	0.20%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses(4)	0.24%	0.25%	0.09%	0.24%

Total annual fund operating expenses(5)	0.69%	1.45%	1.29%	0.44%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge was waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.
(5)	For Class Y (now Class I) shares, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class I shares were outstanding for the fiscal year ended January 31, 2006.

Example

The example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) stay the same
■	The expenses of the underlying Legg Mason affiliated funds are reflected

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	707	986	1,286	2,136

Class B (assuming redemption at end of period)	717	970	1,249	2,278	(2)

Class B (assuming no redemption)	217	670	1,149	2,278	(2)

Class C (assuming redemption at end of period)	301	621	1,067	2,306

Class C (assuming no redemption)	201	621	1,067	2,306

Class I (with or without redemption)(1)	115	359	622	1,374

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Assumes conversion to Class A shares approximately eight years after purchase.

Legg Mason Partners Lifestyle Series, Inc.         19

Lifestyle Allocation 30%

Investment objective

Primary: Income. Secondary: Long-term growth of capital.

Principal investment strategies

The fund is a fund of funds. The fund’s assets are allocated among the Legg Mason affiliated funds listed below which are primarily fixed income funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (all varieties of fixed-income securities, including lower-quality debt securities, those maturing in more than one year as well as all types of short-term and money market instruments). The fund’s Target Allocation is 30% in underlying funds that invest principally in equity securities and 70% in funds that invest principally in fixed-income securities.

Selection process

The manager periodically adjusts the allocation of the fund’s assets among different Legg Mason affiliated funds depending upon the manager’s outlook for the different sectors of the bond market and, to a lesser degree, the equities markets. In assessing the bond markets, the manager considers a broad range of economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the fund. However, the manager invests in underlying funds that have a range of investment styles and focuses, including large cap funds, small cap funds, growth oriented funds, value oriented funds, international equity funds and fixed income funds. The fund’s underlying fixed income funds invest in investment grade fixed income securities including those of U.S. and non-U.S. issuers, including corporate, mortgage-backed and government securities, high yield, high risk corporate and government debt securities rated below investment grade (commonly known as “junk bonds”).

Target Allocation
Equity Funds	30%

Fixed Income Funds	70%

Target Range
Equity Funds	20-40%

Fixed Income Funds	60-80%

Underlying Funds — Allocation and Range

Legg Mason Partners Appreciation Fund, Inc.	5%	0-15%

Legg Mason Partners Fundamental Value Fund, Inc.	5%	0-15%

Legg Mason Value Trust, Inc.	7%	0-15%

Royce Value Fund	7%	0-10%

Legg Mason International Equity Trust	6%	0-10%

Western Asset Core Plus Bond Portfolio	45%	35-55%

Western Asset Absolute Return Portfolio	15%	0-20%

Western Asset High Yield Portfolio	10%	0-15%

In addition, the manager may in the future, but currently does not intend to invest the fund’s assets in the Legg Mason affiliated funds set forth below.

Legg Mason Partners Large Cap Growth Fund	0-15%

Legg Mason Partners Aggressive Growth Fund, Inc.	0-15%

Legg Mason Partners Investors Value Fund, Inc.	0-15%

Legg Mason Partners Capital Fund, Inc.	0-15%

Legg Mason American Leading Companies Trust	0-15%

Legg Mason Opportunity Trust	0-15%

Legg Mason Growth Trust, Inc.	0-15%

Legg Mason Special Investment Trust, Inc.	0-15%

Legg Mason Partners International All Cap Opportunity Fund	0-10%

Royce Total Return Fund	0-10%

Legg Mason Partners Mid Cap Core Fund	0-10%

Legg Mason Partners Small Cap Core Fund, Inc.	0-10%

Legg Mason Partners Small Cap Growth Fund I	0-10%

20         Legg Mason Partners Funds

Lifestyle Allocation 30% (Continued)

Principal risks of investing in the fund

Your investment in the fund is subject to the risks associated with investing in fixed income securities and, to a lesser degree, equity securities generally. The principal risks associated with investing in these securities are described on page 2 under “About the funds.” Your investment in the fund is also subject to the following specific risks:

■	The manager’s judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong
■	An underlying fund’s investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. Less information may be available about foreign securities or markets and foreign markets may be smaller, less liquid and more volatile than U.S. markets. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets.
■	Below investment grade bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.
■	The underlying equity funds invest principally in equity securities and the underlying fixed-income funds invest principally in fixed-income securities. However, under normal market conditions an underlying fund may vary the percentage of its assets in equity securities or in fixed-income securities (subject to any applicable regulatory requirements). Depending upon the percentage of equity or fixed-income securities held by the underlying funds at any given time, and the percentage of the assets of the fund invested in various underlying funds, the fund’s actual exposure to equity securities and fixed income securities may vary substantially from its Target Allocation or Target Range.
■	An underlying fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If an underlying fund takes a temporary defensive position, it (and the fund) may be unable to achieve their investment objectives.
■	The fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non-diversified may magnify a fund’s losses from adverse events affecting a particular underlying fund. The underlying funds in which the fund invests may be either diversified or non-diversified.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking income, but also some long-term growth of capital to help offset the loss of purchasing power because of inflation
■	Are a conservative investor willing to sacrifice some growth potential in exchange for less (but not zero) volatility
■	Are willing to accept the risks of below investment grade bonds

Legg Mason Partners Lifestyle Series, Inc.         21

Lifestyle Allocation 30% (Continued)

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indices, and other indices. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest quarterly returns for periods shown in the bar chart:

Highest: 7.28% in 2nd quarter 2003; Lowest: (4.07)% in 3rd quarter 2002

Year-to-date: 3.42% (through 9/30/06)

* As of November 20, 2006, Class Y shares were renamed Class I shares.

22         Legg Mason Partners Funds

Lifestyle Allocation 30% (Continued)

Average Annual Total Returns (for the periods ended December 31, 2005)

	1 year	5 years	Since Inception	Inception Date 2/5/96
Class A

Return Before Taxes(1)	(2.59)%	3.59%	5.15%

Return After Taxes on Distributions(1)(2)	(3.58)%	2.13%	3.12%

Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(1.70)%	2.16%	3.17%

Other Classes Before Taxes

Class B	(3.23)%	3.76%	5.08%

Class C	0.29%	3.99%	5.14%

Class I(3)	n/a	n/a	n/a

Comparative Indexes

Lehman U.S. Aggregate(4)	2.43%	5.87%	6.39%	(6)

Russell 1000(4)	6.27%	1.07%	9.02%	(7)

Lifestyle Allocation 30% Composite Benchmark(5)	4.03%	5.81%	7.25%	(7)

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other share classes will vary.
(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. There were no outstanding Class I shares for the last fiscal year.
(4)	Effective December 1, 2005, the fund’s performance benchmarks were changed to the Lehman Brothers U.S. Aggregate Index (“Lehman U.S. Aggregate”) and the Russell 1000 Index (“Russell 1000”) because of changes in the underlying funds in which the fund invests. The Lehman U.S. Aggregate represents securities that are publicly-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 consists of the 1,000 largest U.S. companies based on total market capitalization.
(5)	The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Lehman Brothers U.S. Aggregate Index, 10% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.
(6)	Index comparison begins on February 29, 1996.
(7)	Index comparison begins on February 5, 1996.
An investor cannot invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Legg Mason Partners Lifestyle Series, Inc.         23

Lifestyle Allocation 30% (Continued)

Fee table

The table sets forth the fees and expenses you may pay if you invest in shares of the fund. Fee table expenses would be higher if the expense ratios of the underlying funds were included.

Based on expense weighted average ratios of underlying Legg Mason affiliated funds in which the fund is anticipated to invest, the approximate total expense ratios are expected to be 0.63% higher as follows: Class A 1.35%, Class B 1.84%, Class C 1.74% and Class I 1.10%.

Shareholder fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class I(1)(5)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(2)	4.50%	1.00%(3)	None

Annual fund operating expenses (expenses deducted from fund assets)

Management fee	0.20%	0.20%	0.20%	0.20%

Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None

Other expenses(4)	0.27%	0.26%	0.21%	0.27%

Total annual fund operating expenses	0.72%	1.21%	1.11%	0.47%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a contingent deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the contingent deferred sales charge was waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.
(5)	For Class Y (now Class I) shares, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding for the fiscal year ended January 31, 2006.

Example

The example helps you compare the costs of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	The expenses of the underlying Legg Mason affiliated funds are reflected

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	557	834	1,133	1,979

Class B (assuming redemption at end of period)	637	879	1,096	2,030	(2)

Class B (assuming no redemption)	187	579	996	2,030	(2)

Class C (assuming redemption at end of period)	277	549	945	2,053

Class C (assuming no redemption)	177	549	945	2,053

Class I (with or without redemption)(1)	112	350	607	1,341

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Assumes conversion to Class A shares approximately eight years after purchase.

24         Legg Mason Partners Funds

More on the funds’ investments

Underlying funds

The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the funds may invest. Each of the underlying funds is managed by the funds’ investment manager or an affiliate of the funds’ investment manager. The investment manager for the Legg Mason Partners Funds is Legg Mason Partners Fund Advisor, LLC. The investment manager for each of the Legg Mason and Western Asset Funds is Legg Mason Fund Adviser, Inc. The investment manager for each of the Royce Funds is Royce & Associates, LLC.

The underlying funds that invest primarily in equity securities are:

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason American Leading Companies Trust	0.80%	seeks long-term capital appreciation and current income consistent with prudent investment risk. The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor’s 500 Index. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by S&P or Moody’s, or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s, or deemed by the adviser to be of comparable quality to a security with these ratings. The fund also may invest in derivatives.

Legg Mason Emerging Markets Trust	1.47%	seeks long-term capital appreciation. The fund’s adviser, under normal circumstances, will invest substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers. The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 20% of its assets in securities of foreign issuers, either directly or through investing in depositary receipts. The fund may invest in fixed income securities, invest without limit in convertible debt securities and may also invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the portfolio managers. The fund may also invest up to 10% of its assets in distressed debt securities, defined as debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The fund also may invest in derivatives.

Legg Mason Partners Lifestyle Series, Inc.         25

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Growth Trust, Inc.	0.83%	seeks maximum long-term capital appreciation with minimum long-term risk to principal. The fund invests primarily in common stocks that, in the adviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the adviser’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. The fund may invest up to 25% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs or Global Depositary Receipts (“GDRs”). The fund may invest in convertible securities and, for temporary defensive purposes, up to 100% of its assets in high quality short-term debt obligations rated investment grade by Moody’s, S&P and other nationally recognized or foreign statistical rating organizations. If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund’s portfolio, but is not required to dispose of it.

Legg Mason International Equity Trust	1.01%	seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation.

Legg Mason Opportunity Trust	1.04%	seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the adviser’s opinion, offer the opportunity for long-term growth of capital. The adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities.

Legg Mason Partners Aggressive Growth Fund, Inc.	0.70%	seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund also may invest in derivatives. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments.

Legg Mason Partners Appreciation Fund, Inc.	0.57%	seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund also may invest in derivatives. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments.

26         Legg Mason Partners Funds

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Capital Fund, Inc.	0.66%	seeks capital appreciation through investment in securities which the manager believes have above-average capital appreciation potential. The fund invests primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the fund may also invest in small capitalization companies including those at the beginning of their life cycles. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion. The fund may invest up to 20% of its assets in securities of foreign issuers, either directly or through investing in depositary receipts. The fund may invest in fixed income securities, invest without limit in convertible debt securities and may also invest in debt obligations of foreign issuers. The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the portfolio managers. The fund also may invest up to 10% of its assets in distressed debt securities, defined as debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The fund also may invest in derivatives.

Legg Mason Partners Emerging Markets Equity Fund	1.35%	seeks to provide long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, and other securities whose values are based on such equity securities. The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI (Morgan Stanley Capital International) Emerging Markets Index, or are believed by the portfolio manager to have similar emerging market characteristics. There are no limitations on the market capitalizations of the companies in which the fund may invest. The fund may invest in securities of foreign issuers. Debt securities, other than convertible securities, must be rated investment grade (identified as at or above Baa by Moody’s or BBB by S&P) when the fund purchases them, or if unrated, of comparable quality in the subadviser’s opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the subadviser will consider the change in rating in deciding whether to keep the security. The fund also may invest in derivatives.

Legg Mason Partners Fundamental Value Fund, Inc.	0.70%	seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of the value of its assets in the securities of foreign issuers. The fund may invest in investment grade bonds, rated at the time of purchase in the four highest ratings categories by a nationally recognized statistical rating organization, such as those rated Aaa, Aa, A and Baa by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA, A and B by Standard & Poors (“S&P”). The fund also may invest in derivatives.

Legg Mason Partners Lifestyle Series, Inc.         27

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners International All Cap Opportunity Fund	1.14%	seeks total return on its assets from growth of capital and income. The fund invests primarily in equity securities of foreign companies. The fund, under normal circumstances, will invest at least 80% of the value of its net assets in a diversified portfolio of equity securities and may invest up to 20% of the value of its net assets in bonds, notes and debt securities. The portfolio managers emphasize individual security selection while diversifying the fund’s investments across regions and countries, which can help to reduce risk. While the portfolio managers select investments primarily for their capital appreciation potential, some investments will have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the portfolio managers’ assessment of overseas potential for long-term growth, the fund’s emphasis among foreign markets (including emerging markets) and types of issuers may vary.

Legg Mason Partners Investors Value Fund, Inc.	0.54%	seeks long-term growth of capital. Current income is a secondary objective. The fund invests primarily in common stocks of established U.S. companies. The fund may also invest in other equity securities. To a lesser degree, the fund may invest in debt securities. The portfolio managers focus on established large capitalization companies (over $5 billion in market capitalization) but the fund is not limited by market capitalization. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund may invest in various types of fixed income securities, including from time to time up to 5% of its net assets in non-convertible high yield securities rated below investment grade by S&P and Moody’s or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed-income securities in which the fund may invest may be distressed debt securities. The fund also may invest in derivatives.

Legg Mason Partners Large Cap Growth Fund	0.72%	seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. Management of the fund intends to limit the fund’s investments in these types of securities to 10% of the fund’s assets. The fund also may invest in derivatives. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments.

28         Legg Mason Partners Funds

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Partners Mid Cap Core Fund	0.76%	seeks long-term growth of capital. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in equities, or other investments with similar economic characteristics, of medium-sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as defined from time to time. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. The fund may invest up to 25% of its assets in securities of foreign issuers both directly and through depositary receipts for those securities. While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. The fund also may invest in derivatives.

Legg Mason Partners Small Cap Core Fund, Inc.	0.81%	seeks long-term capital appreciation. Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization. The Russell 2000 Index is a broad-based index of the smaller capitalization segment of the U.S. stock market. The fund may invest up to 10% of its assets in securities of foreign issuers, including securities denominated in foreign currencies. The fund also may invest in derivatives. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash.

Legg Mason Partners Small Cap Growth Fund I	0.80%	seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its total assets in equity securities of foreign issuers. The fund may also invest to a limited extent in debt obligations of foreign issuers. The fund may invest directly in foreign issuers or invest in depository receipts. The fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt obligations. This includes securities that are rated Baa or better by Moody’s or BBB or better by S&P or Fitch Ratings, Inc. or that are not rated but are considered by the fund’s subadviser to be of equivalent quality. The fund also may invest in derivatives.

Legg Mason Partners Lifestyle Series, Inc.         29

Underlying fund	Estimated expense ratio*	Investment Objective and Principal Investment Strategy
Legg Mason Special Investment Trust, Inc.	0.72%	seeks capital appreciation. The fund invests primarily in equity securities, and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® Index, or in “special situations,” at the time of purchase. The fund may invest a portion of its assets in companies of any size. The fund may invest in “special situations” without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. The manager currently anticipates that the fund will invest no more than 25% of its total assets in foreign securities. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below BBB/Baa by S&P or Moody’s, commonly known as “junk bonds. The fund also may invest in derivatives.

Legg Mason Value Trust, Inc.	0.69%	seeks long-term growth of capital. The fund invests primarily in equity securities that, in the adviser’s opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The fund will invest no more than 25% of its total assets in foreign securities. The fund may also invest in debt securities. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as “junk bonds”. The fund also may invest in derivatives.

Royce Total Return Fund	1.00%	seeks both long-term growth of capital and current income. Royce invests the fund’s assets primarily in a diversified portfolio of dividend-paying securities issued by small- and micro-cap companies. The fund may invest at least 65% of its net assets in securities with a market capitalization less than $2.5 billion. The fund may invest up to 10% of its assets in foreign issuers. Up to 5% of the Fund’s net assets may be invested in “lower rated” non-convertible debt securities, defined as rated from Ba to Ca by Moody’s or from BB to D by S&P or unrated. The fund also may invest in derivatives.

Royce Value Fund	1.04%	seeks long-term growth of capital. Royce invests the fund’s assets primarily in a diversified portfolio of equity securities issued by small- and mid-cap companies (companies with stock market capitalizations from $500 million to $5 billion) that it believes are trading significantly below its estimate of their current worth.

*	As of most recently completed fiscal year-end as stated in each underlying fund’s prospectus.

30         Legg Mason Partners Funds

The underlying funds that invest primarily in fixed income securities are:

Underlying fund	Estimated expense ratio	Investment Objective and Principal Investment Strategy
Western Asset Absolute Return Portfolio	0.80%	seeks to maximize long-term total return. The portfolio has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the portfolio will invest in at least 50% of its net assets in debt and fixed income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the portfolio’s advisers). The fund may invest no more than 50% of its net assets in non-USD denominated securities and no more than 25% of its net assets in un-hedged non-USD denominated securities. The fund may invest no more than 25% of its net assets in non-USD denominated securities rated below investment grade and no more than 25% of its net assets in non-US issuers rated below investment grade. The fund also may invest in derivatives.

Western Asset Core Plus Bond Portfolio	0.45%	seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years. The portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. To achieve its objective, the portfolio may invest in a variety of securities and instruments. The fund may invest up to 25% of its total assets in the securities of non-US issuers and up to 20% of total assets in non-USD denominated securities. The fund may invest up to 15% of its assets in securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more nationally recognized statistical rating organizations or unrated securities of comparable quality). The fund also may invest in derivatives.

Western Asset High Yield Portfolio	0.62%	Seeks to maximize total return, consistent with prudent investment management. Under normal market conditions, the portfolio will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. The portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset to be of comparable quality). These securities are commonly known as “junk bonds” or “high yield securities”. The fund may invest up to 20% of its total assets in non-USD denominated non-U.S. securities. The fund also may invest in derivatives.

Legg Mason Partners Lifestyle Series, Inc.         31

Investment strategies and related risks

The funds’ investment objectives and principal investment strategies are described in the section entitled “Investments, risks and performance.” This section provides further information about the investment strategies that may be used by the funds.

Portfolio turnover (all funds)

Each underlying fund may engage in active and frequent trading to achieve its principal investment strategies. As a result, an underlying fund may realize and distribute to a fund higher capital gains, which could increase the tax liability for the fund’s shareholders. Frequent trading also increases transaction costs, which could detract from an underlying fund’s performance.

Changes in allocations

The underlying funds in which the funds may invest, and the range of assets allocated to each fund, may be changed by the board of directors from time to time. Similarly, the target allocation between equity and fixed income oriented investments may be adjusted from time to time. If the target limits for investment in a particular fund are exceeded or are not met because of cash flows or changes in the market value of the shares of the underlying funds, the manager may, but is not required to, adjust the fund’s holdings.

High yield securities

Western Asset Core Plus Bond Portfolio, Western Asset High Yield Portfolio, Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Royce Total Return Fund, Royce Value Fund, Legg Mason Emerging Markets Trust, Legg Mason International Equity Trust and Legg Mason Partners International All Cap Opportunity Fund may invest a portion of their assets in high yield securities (“junk bonds”). High yield securities involve a substantial risk of loss. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Underlying funds that hold these issues are subject to the following specific risks:

■	Increased price sensitivity to changing interest rates
■	Greater risk of loss because of default or declining credit quality
■	Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
■	A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Foreign securities

All of the underlying funds may invest a portion of their assets outside the U.S. Investing in non-U.S. issuers involves unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent a fund invests in issuers in countries with emerging markets. These risks may include:

■	Less information about non-U.S. issuers or markets may be available because of less rigorous disclosure and accounting standards or regulatory practices
■	Many non-U.S. markets are smaller, less liquid and more volatile than United States markets. In a changing market, the adviser may not be able to sell the fund’s securities in amounts and at prices the adviser considers reasonable
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession
■	Economic, political and social developments may adversely affect the securities markets
■	Foreign governmental obligations may involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers

Small capitalization issuers

Legg Mason Partners Small Cap Core Fund, Legg Mason Partners Small Cap Growth Fund I Inc., Legg Mason Partners Fundamental Value Fund, Inc., and Legg Mason Partners Aggressive Growth Fund, Inc. focus on small capitalization companies. Investing in small companies involves unique risks. Compared to large companies, small companies, and the market for their common stocks, are likely to:

■	Be more sensitive to changes in the economy, earnings results and investor expectations
■	Have more limited product lines and capital resources
■	Experience sharper swings in market values
■	Be harder to sell at the times and prices the fund thinks appropriate
■	Offer greater potential for gain and loss

32         Legg Mason Partners Funds

Derivatives

All of the underlying funds, except Legg Mason Emerging Markets Trust, Legg Mason International Equity Trust, Legg Mason Opportunity Trust and Legg Mason Growth Trust, Inc., may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique
■	For some underlying funds, to increase the fund’s total return

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the underlying fund less liquid and harder to value, especially in declining markets.

Fund rebalancings

From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to rebalancings of the funds’ investments. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

For example, rebalancings may increase brokerage and/or other transaction costs of the underlying funds. In addition, when a fund owns a substantial portion of an underlying fund, a large redemption by the fund could cause that underlying fund’s expenses to increase and could result in the underlying fund becoming too small to be economically viable. Further, rebalancings could accelerate the realization of taxable capital gains in underlying funds subject to large redemptions if sales of securities results in capital gains.

The impact of rebalancings is likely to be greater when a fund owns, redeems, or invests in a substantial portion of an underlying fund. The effects of rebalancings could affect the underlying funds, which could adversely affect their performance and, therefore, the performance of the funds.

The funds and the underlying funds are managed by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and/or an investment advisory affiliate of LMPFA. The manager of the underlying fund may take such actions as it deems appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying fund. LMPFA and/or its advisory affiliates will seek to cooperate with the manager of an underlying fund in his efforts to minimize any such adverse impact on the underlying fund. Such actions may cause delay in the rebalancing of the Funds’ investments in the event of significant market or other events that may require more rapid action.

Investment policies (all funds)

Each fund’s investment policies, including the particular underlying funds in which each fund may invest and the equity/fixed income targets applicable to each fund, generally may be changed by the board of directors without shareholder approval.

Fund holdings

The funds’ policies and procedures with respect to the disclosure of the funds’ securities holdings are described in the Statement of Additional Information (“SAI”) and on the funds’ website at www.leggmason.com/InvestorServices.

The funds may also use other strategies and invest (through the underlying funds) in other securities that are described, along with their risks, in the SAI. However, the funds might not use all of the strategies and techniques or invest (through the underlying funds) in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its goals.

Legg Mason Partners Lifestyle Series, Inc.         33

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the funds’ investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the funds, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio manager

ClearBridge utilizes a team management approach. ClearBridge utilizes a team headed by Steven Bleiberg to manage the assets of the funds. Mr. Bleiberg serves as the ClearBridge’s head of global investment strategy. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy has 13 years of industry experience. The SAI provides additional information about each primary portfolio manager’s compensation, other accounts managed by the primary portfolio managers and any fund shares held by the primary portfolio managers and has more detailed information about the manager, subadvisor and other fund service providers.

Management fees

For the fiscal year ended January 31, 2006, each fund (other than Lifestyle Allocation 100%) paid a fee of 0.20% of its average daily net assets for advisory and administrative services. For more information regarding the management fees of the underlying funds, please consult the SAI. A discussion regarding the basis for the board’s approval of each fund’s (other than Lifestyle Allocation 100%) management agreement with LMPFA is available in the funds’ annual report for the fiscal year ended January 31, 2006. A discussion regarding the basis for the board’s approval of each fund’s (other than Lifestyle Allocation 100%) management agreement with LMPFA and subadvisory agreement with ClearBridge is available in the funds’ semiannual report for the period ended July 31, 2006. A discussion regarding the basis for the board’s approval of Lifestyle Allocation 100% management agreement with LMPFA and sub-advisory agreement with ClearBridge will be available in the funds’ annual report for the year ending January 31, 2007.

For the fiscal year ending January 31, 2007, Lifestyle Allocation 100% anticipates that it will pay LMPFA a management fee equal to 0.20% of its average daily net assets.

Other information

The funds’ Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters were mailed in October, 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as each fund’s distributors.

The funds have each adopted a shareholder services and distribution plan for their Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. LMPFA or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include a fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

34         Legg Mason Partners Funds

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”) located at P.O. Box 9699, Providence, Rhode Island 02940-9699 serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by each fund.

Recent Developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affiliated Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investment Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money that before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment management and other investment advisor companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Possible conflict of interest

The Directors and officers of Lifestyle Series also serve in similar positions with many of the underlying Legg Mason Partners funds. In addition, while the Directors and officers of Lifestyle Series do not serve in similar positions with the underlying Legg Mason funds, there are possible conflicts of interest that could arise because the managers of Lifestyle Series and the underlying Legg Mason, Western Asset and Royce funds are affiliated. Thus, if the interests of a fund and the underlying funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Directors and officers of Lifestyle Series fulfill their fiduciary duties to that fund and the underlying funds. The Directors of Lifestyle Series believe they have structured each fund to avoid these concerns. However, conceivably a situation could occur where proper action for Lifestyle Series or a fund separately could be adverse to the interests of an underlying fund, or the reverse could occur. If such a possibility arises, the Directors and officers of the Lifestyle Series, the affected underlying funds and LMPFA will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, limitations on aggregate investments in the underlying funds have been adopted by Lifestyle Series to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

Legg Mason Partners Lifestyle Series, Inc.         35

Choosing a class of shares to buy

Share classes

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a discussion of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus for each fund.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, or distributor’s financial advisors or registered representatives (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best choice of share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 Million/None

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the funds’ classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B and Class C shares, and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

36         Legg Mason Partners Funds

Comparing the funds’ classes

The following table compares key features of the funds’ classes. You should review the Fee Tables and Examples at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Contingent Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge

Up to 5.75% (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); up to 4.25% (for Allocation 30%); reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more

		None	None	None
Contingent Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors

Up to 5.00% charged when you redeem shares (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); up to 4.50% charged when you redeem shares (for Allocation 30%). The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors

			1.00% if you redeem within 1 year of purchase; waived for certain retirement plan investors	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); 0.75% of average daily net assets (for Allocation 30%)	1.00% of average daily net assets (for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%); 0.70% of average daily net assets (for Allocation 30%)	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Legg Mason Partners Lifestyle Series, Inc.         37

Sales Charge

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charges you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006.

The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	For Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%				For Allocation 30%
Amount of purchase	Sales Charge as a % of Offering price	Sales Charge as a % of Net amount invested	Broker/Dealer Commission as % of offering price		Sales Charge as a % of Offering price	Sales Charge as a % of Net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75%	6.10%	5.00%		4.25%	4.44%	4.00%

$25,000 but less than $50,000	5.00	5.26	4.25		4.25	4.44	4.00

$50,000 but less than $100,000	4.50	4.71	3.75		4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	2.75		3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00		2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60		2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20		1.50	1.52	1.20

$1 million or more*	-0-	-0-	up to 1.00	*	-0-	-0-	up to 1.00	*

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, a distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution/service fee starting immediately after purchase.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge. There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – lets you combine the current value of Class A shares of the funds with all other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

38         Legg Mason Partners Funds

Letter of Intent – lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Fund shares that are purchased during the 13-month period by:

☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of certain money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg-Mason sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

	Year after purchase
Deferred sales charge for:	1st	2nd	3rd	4th	5th	6th through 8th
Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%	5.00%	4.00%	3.00%	2.00%	1.00%	-0-

Allocation 30%	4.50%	4.00%	3.00%	2.00%	1.00%	-0-

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Legg Mason Partners Lifestyle Series, Inc.         39

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1%.

LMIS will pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of Retirement Plans held on the books of the funds) a commission of up to 1.00% (in the case of Lifestyle Allocation 100%, Lifestyle Allocation 85%, Lifestyle Allocation 70% and Lifestyle Allocation 50%) or 0.75% (in the case of Lifestyle Allocation 30%) of the purchase price of the Class C shares they sell and will retain the contingent deferred sales charges and the distribution and service fee of 1.00% (in the case of Lifestyle Allocation 100%, Lifestyle Allocation 85%, Lifestyle Allocation 70% and Lifestyle Allocation 50%) and 0.70% (in the case of Lifestyle Allocation 30%) until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual distribution/service fee of up to 1.00% (in the case of Lifestyle Allocation 100%, Lifestyle Allocation 85%, Lifestyle Allocation 70% and Lifestyle Allocation 50%) or 0.70% (in the case of Lifestyle Allocation 30%) of the average daily net assets represented by the Class C shares serviced by these Service Agents.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

40         Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Lifestyle Series, Inc.         41

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. “Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-shares plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class A – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s recordkeeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after that date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class I shares

On November 20 , 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.

42         Legg Mason Partners Funds

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Legg Mason Partners Lifestyle Series, Inc.         43

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■ Name of fund and class of shares being bought

■ Dollar amount or number of shares being bought

■ Account Number

Your Service Agent may charge an annual account maintenance fee.

Through the funds

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the funds.

■ Clients of a PFS Registered Representative should write to the funds at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■ All other investors should write to the funds at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Specify the name of the fund and the share class you wish to purchase

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available at http://www.leggmason.com/InvestorServices

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010 or Primerica Shareholder Services at 800-544-5445.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25.

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually.

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

44         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund and
Class O of Legg Mason Partners Equity Fund, Inc. Not all Legg Mason Partners Funds offer all classes.
■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg
Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please con tact your Service Agent for more information about the funds and classes that are available for exchange.
■ Not all Legg Mason Partners Funds may be offered for sale in your state of residence. Contact your Service
Agent or the transfer agent for further information.
■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for system atic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.
■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
■ The funds may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges	Your shares will not be subject to an initial sales charge at the time of the exchange. Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the funds. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at
800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the funds at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of a fund for shares of the same class of any other Legg Mason Partners Fund.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually.

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, contact your Service Agent or Legg Mason Partners Shareholder Services.

Legg Mason Partners Lifestyle Series, Inc.         45

Redeeming shares

Generally

Contact your Service Agent to redeem shares of a fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt of request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the funds, send written requests to the funds at the applicable address:

For clients of a PFS Registered Representative, write to PFPC Inc. c/o Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC, Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to.

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the Lifestyle Series. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on an electronic transfer (ACH) or wire.

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemption are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

46         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The funds’ transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information for your account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor their agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of a fund’s shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund by its portfolio manager, increase fund transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or redeem shares of an underlying fund, rather than maintaining full investment in underlying funds selected to achieve the fund’s investment objective. Frequent trading may cause a fund to redeem shares of an underlying fund at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s holdings. Funds investing in foreign securities (through their underlying funds) have been particularly susceptible to this form of arbitrage, but other funds could also be affected. The

Legg Mason Partners Lifestyle Series, Inc.         47

underlying funds in which the funds invest are also subject to the effects of frequent purchases and redemptions of underlying fund shares, which can increase expenses of the underlying funds and therefore, potentially, the expenses of the funds.

Because of the potential harm to the funds and their long-term shareholders, the board of directors has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the funds do not accommodate frequent purchases and redemptions and may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of fund shares, but each fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The funds’ distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds’ policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, each fund has adopted policies and procedures to prevent the selective release of information about its fund holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the board of directors reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the funds have not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The funds will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the board may adopt in the future.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificate to the fund(s) and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

48         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

Annual distributions of capital gains normally take place at the end of the year in which the gains are realized or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions
Lifestyle Allocation 100%	Annually	Annually

Lifestyle Allocation 85%	Annually	Annually

Lifestyle Allocation 70%	Annually	Annually

Lifestyle Allocation 50%	Quarterly	Annually

Lifestyle Allocation 30%	Quarterly	Annually

A fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income; potentially taxable at long-term capital gain rates

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. If the fund receives any qualified dividend income, then distributions of such income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements.

Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations may also qualify. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the fund of amounts properly designated as “interest-related dividends” and “short-term capital gain dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners Lifestyle Series, Inc.         49

Share price

You may buy, exchange or redeem fund shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. This calculation is based on the net asset value of the underlying funds, which is calculated when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, each fund and each underlying fund accelerates the calculation of its net asset value to the actual closing time.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by an underlying fund could change on days when you cannot buy or redeem shares.

The funds’ board of directors has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ net asset value. The valuation of the securities of a fund is determined in good faith by or under the direction of the board of directors. The board of directors has delegated certain valuation functions for the funds to the manager.

Each fund’s net asset value is calculated based on the net asset value of the underlying funds in which it invests, along with the value of any short-term investments. The prospectuses for these underlying funds explain the circumstances under which the underlying funds will use fair value pricing and the effect of fair value pricing.

Short-term debt obligations including repurchase agreements, that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent, Legg Mason Partners Shareholder Services or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

50         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund’s classes for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the funds’ financial statements which have been audited by KPMG, LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements is included in the annual report (available upon request). No information is presented for Class Y shares of any fund because no Class Y shares were outstanding for the years shown. As of November 20, 2006, Class Y shares of the funds were renamed Class I shares.

Financial highlights for Lifestyle Allocation 100% are not provided because that fund has not commenced operations as of the date of this Prospectus.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

Lifestyle Allocation 85% (formerly High Growth Fund) — Class A Shares(1)

	2006(2)		2006		2005	2004	2003	2002
Net asset value, beginning of period	$15.36		$13.80		$13.31	$9.22	$12.12	$15.11

Income (loss) from operations:
Net investment income (loss)(3)	0.01		(0.00	)(4)	(0.01)	0.00 (4)	(0.01)	0.04
Net realized and unrealized gain (loss)	(0.60)		1.56		0.50	4.09	(2.89)	(2.46)

Total income (loss) from operations	(0.59)		1.56		0.49	4.09	(2.90)	(2.42)

Less distributions from:
Net investment income	—		—		—	—	—	(0.00	)(4)
Net realized gains	—		—		—	—	—	(0.57)

Total distributions	—		—		—	—	—	(0.57)

Net asset value, end of period	$14.77		$15.36		$13.80	$13.31	$9.22	$12.12

Total return(5)	(3.84)%		11.30%		3.68%	44.36%	(23.93)%	(16.25)%

Net assets, end of period (000s)	$446,634		$464,856		$415,122	$358,644	$258,430	$366,092

Ratios to average net assets:
Gross expenses(6)	0.89	%(7)	1.03%		1.00%	1.15%	1.35%	0.88%
Net expenses(6)(8)(9)	0.76	(7)	0.80		0.79	0.80	0.80	0.71
Net investment income (loss)	0.20	(7)	(0.01)		(0.04)	0.04	(0.07)	0.33

Portfolio turnover rate	1%		47%		4%	4%	0%	5%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited)
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Does not include expenses of the Underlying Funds in which the Fund invests.
(7)	Annualized.
(8)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(9)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Series, Inc.         51

Lifestyle Allocation 85% (formerly High Growth Fund) — Class B Shares(1)

	2006(2)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.76		$13.36	$12.99	$9.06	$12.01	$15.08

Income (loss) from operations:
Net investment loss(3)	(0.04)		(0.11)	(0.10)	(0.08)	(0.09)	(0.05)
Net realized and unrealized gain (loss)	(0.58)		1.51	0.47	4.01	(2.86)	(2.45)

Total income (loss) from operations	(0.62)		1.40	0.37	3.93	(2.95)	(2.50)

Less distributions from:
Net realized gains	—		—	—	—	—	(0.57)

Total distributions	—		—	—	—	—	(0.57)

Net asset value, end of period	$14.14		$14.76	$13.36	$12.99	$9.06	$12.01

Total return(4)	(4.20)%		10.48%	2.85%	43.38%	(24.56)%	(16.83)%

Net assets, end of period (000s)	$164,840		$200,934	$234,734	$278,172	$206,591	$293,784

Ratios to average net assets:
Gross expenses(5)	1.73	%(6)	1.81%	1.79%	1.82%	2.01%	1.62%
Net expenses(5)(7)(8)	1.47	(6)	1.55	1.54	1.55	1.55	1.46
Net investment loss	(0.53	)(6)	(0.78)	(0.82)	(0.71)	(0.82)	(0.42)

Portfolio turnover rate	1%		47%	4%	4%	0%	5%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Does not include expenses of the Underlying Funds in which the Fund invests.
(6)	Annualized.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(8)	Reflects fee waivers and/or expense reimbursements.

Lifestyle Allocation 85% (formerly High Growth Fund) — Class C Shares(1)

	2006(2)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.87		$13.44	$13.04	$9.08	$12.01	$15.09

Income (loss) from operations:
Net investment loss(3)	(0.03)		(0.08)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(0.59)		1.51	0.48	4.01	(2.85)	(2.46)

Total income (loss) from operations	(0.62)		1.43	0.40	3.96	(2.93)	(2.51)

Less distributions from:
Net realized gains	—		—	—	—	—	(0.57)

Total distributions	—		—	—	—	—	(0.57)

Net asset value, end of period	$14.25		$14.87	$13.44	$13.04	$9.08	$12.01

Total return(4)	(4.17)%		10.64%	3.07%	43.61%	(24.40)%	(16.88)%

Net assets, end of period (000s)	$30,684		$36,142	$42,829	$42,824	$31,232	$43,455

Ratios to average net assets:
Gross expenses(5)	1.34	%(6)	1.39%	1.38%	1.30%	1.47%	1.44%
Net expenses(5)(7)	1.30	(6)(8)	1.39	1.36 (8)	1.30	1.47	1.44
Net investment loss	(0.36	)(6)	(0.61)	(0.63)	(0.46)	(0.75)	(0.40)

Portfolio turnover rate	1%		47%	4%	4%	0%	5%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Does not include expenses of the Underlying Funds in which the Fund invests.
(6)	Annualized.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(8)	Reflects fee waivers and/or expense reimbursements.

52         Legg Mason Partners Funds

Lifestyle Allocation 70% (formerly Growth Fund) — Class A Shares(1)

	2006(2)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.73		$11.89	$11.66	$8.75	$10.89	$13.64

Income (loss) from operations:
Net investment income(3)	0.08		0.13	0.13	0.13	0.13	0.22
Net realized and unrealized gain (loss)	(0.41)		0.84	0.27	2.90	(2.12)	(2.04)

Total income (loss) from operations	(0.33)		0.97	0.40	3.03	(1.99)	(1.82)

Less distributions from:
Net investment income	(0.01)		(0.13)	(0.17)	(0.12)	(0.13)	(0.24)
Net realized gains	—		—	—	—	(0.02)	(0.69)

Total distributions	(0.01)		(0.13)	(0.17)	(0.12)	(0.15)	(0.93)

Net asset value, end of period	$12.39		$12.73	$11.89	$11.66	$8.75	$10.89

Total return(4)	(2.62)%		8.14%	3.40%	34.67%	(18.32)%	(13.56)%

Net assets, end of period (000s)	$381,318		$393,641	$363,251	$321,089	$256,146	$354,879

Ratios to average net assets:
Gross expenses(5)	0.78	%(6)	0.86%	0.87%	0.93%	1.03%	0.76%
Net expenses(5)(7)	0.75	(6)(8)	0.80 (8)	0.78 (8)	0.80 (8)	0.80 (8)	0.76
Net investment income	1.27	(6)	1.04	1.16	1.27	1.30	1.81

Portfolio turnover rate	1%		50%	5%	0%	1%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year have not been annualized.
(5)	Does not include expenses of the Underlying Funds in which the Fund invests.
(6)	Annualized.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.
(8)	Reflects fee waivers and/or expense reimbursements.

Lifestyle Allocation 70% (formerly Growth Fund) — Class B Shares(1)

	2006(2)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.87		$12.02	$11.77	$8.82	$10.98	$13.74

Income (loss) from operations:
Net investment income(3)	0.03		0.03	0.04	0.05	0.05	0.13
Net realized and unrealized gain (loss)	(0.41)		0.85	0.26	2.93	(2.13)	(2.05)

Total income (loss) from operations	(0.38)		0.88	0.30	2.98	(2.08)	(1.92)

Less distributions from:
Net investment income	(0.00	)(4)	(0.03)	(0.05)	(0.03)	(0.06)	(0.15)
Net realized gains	—		—	—	—	(0.02)	(0.69)

Total distributions	(0.00	)(4)	(0.03)	(0.05)	(0.03)	(0.08)	(0.84)

Net asset value, end of period	$12.49		$12.87	$12.02	$11.77	$8.82	$10.98

Total return(5)	(2.94)%		7.32%	2.58%	33.81%	(18.98)%	(14.17)%

Net assets, end of period (000s)	$148,076		$184,791	$230,727	$306,251	$252,783	$353,777

Ratios to average net assets:
Gross expenses(6)	1.63	%(7)	1.65%	1.63%	1.60%	1.69%	1.49%
Net expenses(6)(8)	1.48	(7)(9)	1.55 (9)	1.54 (9)	1.55 (9)	1.55 (9)	1.49
Net investment income	0.51	(7)	0.27	0.36	0.52	0.55	1.08

Portfolio turnover rate	1%		50%	5%	0%	1%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Does not include expenses of the Underlying Funds in which the Fund invests.
(7)	Annualized.
(8)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(9)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Series, Inc.         53

Lifestyle Allocation 70% (formerly Growth Fund) — Class C Shares(1)

	2006(2)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.89		$12.03	$11.78	$8.83	$11.00	$13.74

Income (loss) from operations:
Net investment income(3)	0.05		0.05	0.06	0.07	0.06	0.14
Net realized and unrealized gain (loss)	(0.43)		0.86	0.27	2.93	(2.15)	(2.04)

Total income (loss) from operations	(0.38)		0.91	0.33	3.00	(2.09)	(1.90)

Less distributions from:
Net investment income	(0.00)[4]		(0.05)	(0.08)	(0.05)	(0.06)	(0.15)
Net realized gains	—		—	—	—	(0.02)	(0.69)

Total distributions	(0.00)[4]		(0.05)	(0.08)	(0.05)	(0.08)	(0.84)

Net asset value, end of period	$12.51		$12.89	$12.03	$11.78	$8.83	$11.00

Total return(5)	(2.93)%		7.54%	2.79%	33.99%	(19.03)%	(14.01)%

Net assets, end of period (000s)	$29,944		$35,251	$43,269	$44,950	$33,933	$46,933

Ratios to average net assets:
Gross expenses(6)	1.33	%(7)	1.38%	1.38%	1.38%	1.54%	1.41%
Net expenses(6)(8)	1.29	(7)(9)	1.38	1.37 (9)	1.38	1.54	1.41
Net investment income	0.72	(7)	0.45	0.55	0.70	0.57	1.17

Portfolio turnover rate	1%		50%	5%	0%	1%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Does not include expenses of the Underlying Funds in which the Fund invests.
(7)	Annualized.
(8)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(9)	Reflects fee waivers and/or expense reimbursements.

54         Legg Mason Partners Funds

Lifestyle Allocation 50% (formerly Balanced Fund) — Class A Shares(1)

	2006(2)		2006	2005	2004		2003	2002
Net asset value, beginning of period	$12.26		$11.95	$11.77	$9.86		$10.93	$12.38

Income (loss) from operations:
Net investment income(3)	0.13		0.22	0.24	0.26		0.22	0.41
Net realized and unrealized gain (loss)	(0.26)		0.31	0.17	1.91		(0.99)	(0.98)

Total income (loss) from operations	(0.13)		0.53	0.41	2.17		(0.77)	(0.57)

Less distributions from:
Net investment income	(0.11)		(0.22)	(0.23)	(0.26)		(0.24)	(0.49)
Net realized gains	—		—	—	—		—	(0.39)
Return of capital	—		—	—	(0.00	)(4)	(0.06)	—

Total distributions	(0.11)		(0.22)	(0.23)	(0.26)		(0.30)	(0.88)

Net asset value, end of period	$12.02		$12.26	$11.95	$11.77		$9.86	$10.93

Total return(5)	(1.06)%		4.49%	3.51%	22.32%		(7.12)%	(4.58)%

Net assets, end of period (000s)	$233,312		$235,924	$226,769	$195,214		$164,473	$204,437

Ratios to average net assets:
Gross expenses(6)	0.69	%(7)	0.73%	0.73%	0.76%		0.81%	0.67%
Net expenses(6)(8)	0.67	(7)(9)	0.73	0.72 (9)	0.76		0.80 (9)	0.67
Net investment income	2.14	(7)	1.86	2.02	2.40		2.12	3.52

Portfolio turnover rate	2%		45%	16%	1%		1%	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Does not include expenses of the Underlying Funds in which the Fund invests.
(7)	Annualized.
(8)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.
(9)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Series, Inc.         55

Lifestyle Allocation 50% (formerly Balanced Fund) — Class B Shares(1)

	2006(2)		2006	2005	2004		2003	2002
Net asset value, beginning of period	$12.54		$12.21	$12.03	$10.08		$11.17	$12.55

Income (loss) from operations:
Net investment income(3)	0.08		0.13	0.14	0.18		0.15	0.33
Net realized and unrealized gain (loss)	(0.27)		0.32	0.18	1.95		(1.02)	(0.99)

Total income (loss) from operations	(0.19)		0.45	0.32	2.13		(0.87)	(0.66)

Less distributions from:
Net investment income	(0.06)		(0.12)	(0.14)	(0.18)		(0.16)	(0.33)
Net realized gains	—		—	—	—		—	(0.39)
Return of capital	—		—	—	(0.00	)(4)	(0.06)	—

Total distributions	(0.06)		(0.12)	(0.14)	(0.18)		(0.22)	(0.72)

Net asset value, end of year	$12.29		$12.54	$12.21	$12.03		$10.08	$11.17

Total return(5)	(1.50)%		3.71%	2.64%	21.39%		(7.79)%	(5.29)%

Net assets, end of year (000s)	$83,802		$108,455	$135,612	$176,633		$160,381	$199,381

Ratios to average net assets:
Gross expenses(6)	1.53	%(7)	1.52%	1.52%	1.53%		1.52%	1.42%
Net expenses(6)(8)	1.48	(7)(9)	1.52	1.51 (9)	1.53		1.52	1.42
Net investment income	1.30	(7)	1.03	1.19	1.63		1.40	2.77

Portfolio turnover rate	2%		45%	16%	1%		1%	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Does not include expenses of the Underlying Funds in which the Fund invests.
(7)	Annualized.
(8)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(9)	Reflects fee waivers and/or expense reimbursements.

56         Legg Mason Partners Funds

Lifestyle Allocation 50% (formerly Balanced Fund) — Class C Shares(1)

	2006(2)		2006	2005	2004		2003	2002
Net asset value, beginning of period	$12.57		$12.23	$12.05	$10.09		$11.17	$12.55

Income (loss) from operations:
Net investment income(3)	0.09		0.15	0.16	0.19		0.16	0.33
Net realized and unrealized gain (loss)	(0.27)		0.33	0.17	1.96		(1.02)	(0.99)

Total income (loss) from operations	(0.18)		0.48	0.33	2.15		(0.86)	(0.66)

Less distributions from:
Net investment income	(0.07)		(0.14)	(0.15)	(0.19)		(0.16)	(0.33)
Net realized gains	—		—	—	—		—	(0.39)
Return of capital	—		—	—	(0.00	)(4)	(0.06)	—

Total distributions	(0.07)		(0.14)	(0.15)	(0.19)		(0.22)	(0.72)

Net asset value, end of period	$12.32		$12.57	$12.23	$12.05		$10.09	$11.17

Total return(5)	(1.42)%		3.93%	2.74%	21.53%		(7.71)%	(5.28)%

Net assets, end of period (000s)	$28,119		$33,608	$39,570	$38,777		$28,972	$32,525

Ratios to average net assets:
Gross expenses(6)	1.32	%(7)	1.36%	1.41%	1.48%		1.43%	1.37%
Net expenses(6)(8)	1.27	(7)(9)	1.36	1.40 (9)	1.48		1.43	1.37
Net investment income	1.52	(7)	1.21	1.32	1.69		1.51	2.82

Portfolio turnover rate	2%		45%	16%	1%		1%	1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Does not include expenses of the Underlying Funds in which the Fund invests.
(7)	Annualized.
(8)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.55%.
(9)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Series, Inc.         57

Lifestyle Allocation 30% (formerly Conservative Fund) — Class A Shares(1)

	2006(2)		2006	2005		2004		2003		2002
Net asset value, beginning of period	$11.48		$11.46	$11.35		$9.94		$10.59		$11.51

Income (loss) from operations:
Net investment income(3)	0.18		0.33	0.35		0.36		0.32		0.53
Net realized and unrealized gain (loss)	(0.23)		0.02	0.09	(4)	1.42		(0.55)		(0.81)

Total income (loss) from operations	(0.05)		0.35	0.44		1.78		(0.23)		(0.28)

Less distributions from:
Net investment income	(0.15)		(0.33)	(0.33)		(0.37)		(0.34)		(0.61)
Net realized gains	—		—	—		—		(0.00	)(5)	(0.03)
Return of capital	—		—	—		(0.00	)(5)	(0.08)		—

Total distributions	(0.15)		(0.33)	(0.33)		(0.37)		(0.42)		(0.64)

Net asset value, end of period	$11.28		$11.48	$11.46		$11.35		$9.94		$10.59

Total return(6)	(0.40)%		3.13%	3.98	%(4)	18.28%		(2.18)%		(2.33)%

Net assets, end of period (000s)	$76,116		$75,890	$72,141		$60,332		$51,769		$58,176

Ratios to average net assets:
Gross expenses(7)	0.72	%(8)	0.75%	0.73%		0.74%		0.77%		0.70%
Net expenses(7)(9)	0.70	(8)(10)	0.75	0.72	(8)	0.74		0.77		0.70
Net investment income	3.14	(8)	2.87	3.13		3.40		3.12		4.84

Portfolio turnover rate	2%		56%	17%		7%		2%		1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.71%, respectively.
(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(7)	Does not include expenses of the Underlying Funds in which the Fund invests.
(8)	Annualized.
(9)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.
(10)	Reflects fee waivers and/or expense reimbursements.

58         Legg Mason Partners Funds

Lifestyle Allocation 30% (formerly Conservative Fund) — Class B Shares(1)

	2006(2)		2006	2005		2004		2003		2002
Net asset value, beginning of period	$11.65		$11.62	$11.50		$10.08		$10.72		$11.60

Income (loss) from operations:
Net investment income(3)	0.15		0.27	0.29		0.31		0.27		0.48
Net realized and unrealized gain (loss)	(0.24)		0.03	0.10	(3)	1.43		(0.55)		(0.82)

Total income (loss) from operations	(0.09)		0.30	0.39		1.74		(0.28)		(0.34)

Less distributions from:
Net investment income	(0.12)		(0.27)	(0.27)		(0.32)		(0.28)		(0.51)
Net realized gains	—		—	—		—		(0.00	)(5)	(0.03)
Return of capital	—		—	—		(0.00	)(5)	(0.08)		—

Total distributions	(0.12)		(0.27)	(0.27)		(0.32)		(0.36)		(0.54)

Net asset value, end of period	$11.44		$11.65	$11.62		$11.50		$10.08		$10.72

Total return(6)	(0.76)%		2.62%	3.47	%(4)	17.53%		(2.57)%		(2.84)%

Net assets, end of period (000s)	$24,803		$32,756	$39,253		$47,401		$42,027		$45,937

Ratios to average net assets:
Gross expenses(7)	1.28	%(8)	1.28%	1.27%		1.27%		1.29%		1.21%
Net expenses(7)(9)	1.23	(8)(10)	1.28	1.26	(10)	1.27		1.29		1.21
Net investment income	2.57	(8)	2.31	2.54		2.88		2.61		4.33

Portfolio turnover rate	2%		56%	17%		7%		2%		1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.07 and 3.11%, respectively.
(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(7)	Does not include expenses of the Underlying Funds in which the Fund invests.
(8)	Annualized.
(9)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.30%.
(10)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Lifestyle Series, Inc.         59

Lifestyle Allocation 30% (formerly Conservative Fund) — Class C Shares(1)

	2006(2)		2006	2005		2004		2003		2002
Net asset value, beginning of period	$11.63		$11.59	$11.48		$10.06		$10.71		$11.59

Income (loss) from operations:
Net investment income(3)	0.15		0.28	0.30		0.31		0.28		0.49
Net realized and unrealized gain (loss)	(0.23)		0.04	0.09	(4)	1.44		(0.56)		(0.82)

Total income (loss) from operations	(0.08)		0.32	0.39		1.75		(0.28)		(0.33)

Less distributions from:
Net investment income	(0.13)		(0.28)	(0.28)		(0.33)		(0.29)		(0.52)
Net realized gains	—		—	—		—		(0.00	)(5)	(0.03)
Return of capital	—		—	—		(0.00	)(5)	(0.08)		—

Total distributions	(0.13)		(0.28)	(0.28)		(0.33)		(0.37)		(0.55)

Net asset value, end of period	$11.42		$11.63	$11.59		$11.48		$10.06		$10.71

Total return(6)	(0.71)%		2.77%	3.42	%(4)	17.65%		(2.58)%		(2.76)%

Net assets, end of period (000s)	$6,366		$7,303	$9,615		$9,174		$7,472		$7,105

Ratios to average net assets:
Gross expenses(7)	1.19	%(8)	1.16%	1.22%		1.34%		1.23%		1.14%
Net expenses(7)(9)	1.16	(8)(10)	1.16	1.22	(10)	1.25	(10)	1.23		1.14
Net investment income	2.66	(8)	2.42	2.61		2.89		2.69		4.41

Portfolio turnover rate	2%		56%	17%		7%		2%		1%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended July 31, 2006 (unaudited).
(3)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.
(4)	Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.16%, respectively.
(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns of periods of less than one year are not annualized.
(7)	Does not include expenses of the Underlying Funds in which the Fund invests.
(8)	Annualized.
(9)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
(10)	Reflects fee waivers and/or expense reimbursements.

60         Legg Mason Partners Funds

(Investment Company Act

file no. 811-07435)

FD01083 12/06 16794

Legg Mason Partners Lifestyle Series Inc.

Legg Mason Partners Lifestyle Allocation 100%

Legg Mason Partners Lifestyle Allocation 85%

Legg Mason Partners Lifestyle Allocation 70%

Legg Mason Partners Lifestyle Allocation 50%

Legg Mason Partners Lifestyle Allocation 30%

Additional Information About the Funds.

Shareholder Reports Annual and semiannual reports to shareholders provide additional information about the funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

The funds send only one report to a household if more than one account has the same address and same last name. Contact your Service Agent or Legg Mason Partners Shareholder Services at 800-451-2010 if you do not want this policy to apply to you.

Statement of Additional Information The Statement of Additional Information (“SAI”) provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge), by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 (or for clients of a PFSI Registered Representative, Primerica Shareholder Services at 800-544-5445), or by writing to the funds at Legg Mason Partners Mutual Funds, 125 Broad Street, New York, New York 10004. You can obtain the same reports and information free from the funds’ website at http://www.leggmason.com/InvestorServices.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

May 31, 2006

(As revised December 29, 2006)

Statement of Additional Information

Legg Mason Partners Lifestyle Series Inc.

Allocation 100%	Allocation 50%

Allocation 85%	Allocation 30%

Allocation 70%	Income Fund

125 Broad Street, New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Legg Mason Partners Lifestyle Series Inc. (“Lifestyle Series”) dated May 31, 2006 (as revised December 29, 2006) for Class A, Class B, Class C and Class I (formerly Class Y) shares of the Allocation 100%, Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Fund (individually, a “fund” and collectively, the “funds”), as amended or supplemented from time to time (collectively the “prospectus”), and should be read in conjunction therewith.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment managers. Legg Mason, Inc. and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Lifestyle Series currently offers nine investment portfolios, six of which are described herein. Each of the funds listed above seeks to achieve its investment objective by investing in a number of open-end management investment companies or series thereof (“underlying funds”) for which Legg Mason Investment Services (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) or Citigroup Global Markets Inc. (“CGMI”) now or in the future acts as principal underwriter or for which Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), now or in the future acts as investment adviser. The prospectus may be obtained from a CGMI Financial Advisor or a PFS Investments Inc. (“PFS Investments”) registered representative, a broker-dealer, financial intermediary, financial institution, (each called a “Service Agent”) or by writing to Lifestyle Series at the address set forth above or calling Lifestyle Series at the toll-free telephone number listed above.

Each fund’s investment objective is fundamental, which means that it may be changed only by the vote of a majority, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the outstanding voting securities of the fund.

You may obtain a copy of the funds’ 2006 Annual or Semi-Annual Report to shareholders without charge by writing to the funds at the address set forth above or calling the funds at the toll-free telephone number set forth above.

CONTENTS

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the funds’ current Prospectus dated May 1, 2006 (as revised December 29, 2006), as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number listed above or by visiting Legg Mason Partners’ website at http://www.leggmason.com/ InvestorServices.

Lifestyle Series consists of nine separate investment portfolios, each with its own investment objective and policies. This SAI relates to six of those portfolios which comprise the Legg Mason Partners Lifestyle Series Funds. Each of the six funds offers different levels of potential return and involves different levels of risk.

Prior to May 1, 2006, Legg Mason Partners Lifestyle Series, Inc. was named Smith Barney Allocation Series Inc. The funds’ investment objectives and strategies were not affected as a result of this name change.

WHY INVEST IN THE LIFESTYLE SERIES

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The funds are designed to meet the needs of investors that prefer to have their asset allocation decisions made by professional money managers that are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification. The funds may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including individual retirement accounts (“IRAs”), 401(k) employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

Each of the funds invests in a select group of underlying funds suited to the fund’s particular investment objective. The allocation of assets among underlying funds within each fund’s portfolio is determined by the portfolio’s investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), according to fundamental and quantitative analysis. Because the funds’ assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a fund’s portfolio investments among underlying funds. Lifestyle Series is intended to provide a simple and conservative approach to helping investors meet retirement and other long-term goals.

DIRECTORS AND EXECUTIVE OFFICERS OF THE LIFESTYLE SERIES

The business and affairs of the funds are managed by the Board of Directors (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The current Directors (the “Directors”), including the Directors who are not “interested persons” as such term is defined in the 1940 Act of the funds or LMPFA (the “Independent Directors”), and executive officers of the funds, their birth years, their principal occupations during the past five years (their titles may have varied during this period), the number of investment companies and their portfolios associated with Legg Mason that the Directors oversee, and other board memberships they hold are set forth below.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Walter E. Auch 6001 North 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Director	Since 2005	Retired	13	Director, Nicholas Applegate Funds; Director, UBS Funds; Director, US Bancorp Advisory Group; Trustee, Consulting Group Capital Markets Funds (consisting of 11 portfolios)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
H. John Ellis 858 East Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Director	Since 1996	Retired		None

Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birth Year: 1927	Director	Since 1995	Chairman, TEC International (an organization of chief executives); Trustee, U.S. Bankruptcy Court	13	Trustee, Consulting Group Capital Markets Funds (consisting of 11 portfolios)

Stephen E. Kaufman Stephen E. Kaufman PC Co. 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1995	Attorney	37	Trustee, Consulting Group Capital Markets Funds (consisting of 11 portfolios)

John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birth Year: 1944	Director	Since 2002	President, Murphy Capital Management	13	Barclays International Portfolios Group Ltd. and affiliated companies; Trustee, Consulting Group Capital Markets Funds (consisting of 11 portfolios)

INTERESTED DIRECTOR

R. Jay Gerken, CFA (2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board, Trustee or Director of 169 funds associated with the Manager or its affiliates; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc.; President and Chief Executive Officer of certain mutual funds associated with the Manager or its affiliates; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	170	Trustee, Consulting Group Capital Markets Funds (consisting of 11 portfolios)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS(2)

Robert Brault Legg Mason 125 Broad Street New York, NY 10004 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with the Manager or its affiliates; Formerly, Director of Internal Control for Citigroup Asset Management (“CAM”) U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)	N/A	N/A

Steven Bleiberg Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2003	Managing Director of Legg Mason; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (from 1991 to 2003)	N/A	N/A

Andrew Purdy Legg Mason 100 First Stamford Place, 7th Floor Stamford, CT 06902 Birth Year: 1969	Vice President and Investment Officer	Since 2001	Director of Legg Mason (from 2005-present); Vice President of Legg Mason (from 2000 to 2005);	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with the Manager and its affiliates (since 2006); Formerly, Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John Chiota Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with the Manager and its affiliates (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with the Manager and its affiliates (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
(2)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

For the calendar year ended December 31, 2005, the Directors of the fund beneficially owned equity securities of the portfolios within the dollar ranges presented in the table below:

Name of Director	Dollar Range of Equity Securities in Allocation 85%	Dollar Range of Equity Securities in Allocation 70%	Dollar Range of Equity Securities in Allocation 50%	Dollar Range of Equity Securities in Allocation 30%	Dollar Range of Equity Securities in the Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Walter E. Auch	A	A	A	A	A	A
H. John Ellis	B	A	A	A	A	E
Armon E. Kamesar	C	C	A	A	A	C
Stephen E. Kaufman	A	A	A	A	A	A
John J. Murphy	A	A	A	A	A	E
R. Jay Gerken	C	A	A	A	A	E

*	The dollar ranges are as follows:

A = None
B = $1-$10,000
C = $10,001-$50,000
D = $50,001-$100,000
E = Over $100,000

As of June 15, 2006, none of the Independent Directors or their immediate family members owned beneficially or of record, any securities of the manager, subadviser or distributors of the funds, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the funds.

The funds have an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the funds, namely Messrs. Auch, Ellis, Kamesar, Kaufman and Murphy.

The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the independent directors for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the fund’s independent registered public accounting firms to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting of the fund. During the funds’ most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the funds’ most recent fiscal year, the Nominating Committee did not meet.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a director;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director;

•	the contribution which the person can make to the Board (or, if the person has previously served as director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

The funds have a Pricing Committee, composed of the Chairman of the Board and one Independent Director, which is charged with determining the fair value prices for securities when required. During the funds’ most recent fiscal year, the Pricing Committee did not meet.

The following table shows the compensation paid by the funds and other Legg Mason Partners Funds to each Director during the funds’ last fiscal year and the total compensation paid by the complex for the calendar year ended December 31, 2005. None of the officers of the funds received any compensation from the funds for such periods. The funds do not pay retirement benefits to the Directors or officers. Officers and the interested Director of the funds are compensated by the manager or its affiliates.

Name of Person	Aggregate Compensation From Lifestyle Series****					Compensation from Lifestyle Series and Fund Complex Paid to Directors	Number of Funds for Which Director Serves Within Fund Complex*****
	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%	Income Fund
Walter E. Auch*,***	$1,111	$979	$609	$187	$84	$37,325	12
H. John Ellis*	3,659	3,345	2,269	981	665	64,100	12
Armon E. Kamesar*	4,180	3,808	2,559	1,070	704	72,400	12
Stephen E. Kaufman*	4,550	4,120	2,684	971	551	146,700	36
John J. Murphy*	4,737	4,858	3,072	1,158	739	81,800	12
R. Jay Gerken**	none	none	none	none	none	none	169

*	Designated member of Audit Committee.

**	Designated an “interested” Director.
***	Mr. Auch, previously a Director Emeritus, became a full voting Director on November 15, 2005. For the fiscal year ended January 31, 2006, Mr. Auch received total compensation in the amounts of $2,974, $2,693, $1,790, $723, and $461 from Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Funds, respectively as Director Emeritus.
****	No compensation was paid to any Director from Allocation 100% for the last fiscal year because Allocation 100% was not established at that time.
*****	As of December 31, 2005.

In addition to the amounts set forth above, Messrs, Auch, Ellis, Kamesar, Kaufman and Murphy received $2,000, $7,800, $7,700, $19,400 and $14,400, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1 under the 1940 Act, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the funds. Those amounts were borne by Smith Barney Fund Management LLC (“SBFM”), the funds’ previous investment manager, and/or CGMI and not the funds.

Until its termination as described below, an emeritus plan is available to directors. Under the plan, each director is required to change to emeritus status upon attainment of age 80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors emeritus are permitted to attend meetings, but have no voting rights. None of the Directors currently serve as directors emeritus under the emeritus plan. During the funds’ last fiscal year, aggregate compensation paid to directors emeritus was $8,641. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the emeritus retirement plan for the purpose of providing the payments described below to emeritus and retiring directors.

On June 28, 2006, the Board voted to establish a mandatory retirement age of 75 for current Directors and 72 for future directors who do not currently oversee another fund within the Legg Mason Partners fund complex. Messrs. Ellis, Kamesar and Kaufman, current Directors who will attain age 75 prior to January 1, 2007, will retire on the date on which directors elected in accordance with the joint proxy statement (filed on behalf of the funds in the third quarter of 2006) accept their elections and commence service as directors. Mr. Auch, a current Director who is presently 85 years of age, will retire as of December 31, 2006.

Each retiring and Emeritus Director will be entitled to receive under the emeritus retirement plan an aggregate benefit generally equal to the compensation the Director would have received under the emeritus plan, discussed above, had the plan remained in effect. In addition, any Director who serves on another Board may be eligible to receive retirement benefits relating to that Board. This benefit will be paid in quarterly installments unless a Director elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each retiring and Emeritus Director is entitled under the emeritus retirement plan from the funds that this Board oversees that have adopted the plan is set forth below.

Retiring/Emeritus Director	Aggregate Benefit (Net Present Value)($)
Walter E. Auch	138,531
Martin Brody	38,818
John Ellis	138,531
Armon E. Kamesar	138,531
Stephen E. Kaufman	138,531

Each fund in the Legg Mason Partners Fund complex overseen by a retiring or Emeritus Director will pay a pro rata share (based upon asset size) of the aggregate benefit to such retiring or Emeritus Director. Legg Mason or its affiliates will reimburse the fund an amount equal to 50% of the retiring and Emeritus director benefits paid by each fund.

No officer, director or employee of the manager or any of its affiliates receives any compensation from the fund for serving as an officer or director of the funds. The funds pay each Independent Director a fee of $15,000 per annum ($16,000 for Mr. Kamesar) plus $100 per fund meeting; in addition, each Director is paid $100 per telephonic meeting attended. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $43,693. Mr. Kamesar receives additional compensation because of his position as Chairman of the Audit Committee.

As of December 18, 2006, the fund’s Directors and officers, as a group, owned less than 1% of the outstanding shares of any of the fund’s portfolios.

As of December 18, 2006, to the knowledge of the fund and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934, as amended (“the 1934 Act”)) owned beneficially or of record more than 5% of the outstanding shares of a fund, with the exception of the following:

Fund	Class	Name & Address	Shares Held	Percent
Allocation 85%	A	PFPC Brokerage Services	25,395,280.137	85.36
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

	B	PFPC Brokerage Services	9,175,746.205	87.08
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

Allocation 70%	A	PFPC Brokerage Services	23,987,840.883	80.12
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

	B	PFPC Brokerage Services	8,686,842.135	82.93
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

Allocation 50%	A	PFPC Brokerage Services	14,633,165.593	77.50
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

Fund	Class	Name & Address	Shares Held	Percent
	A	CitiStreet Retirement Trust Account	1,092,119.698	5.78
		Citigroup Institutional Trust
		400 Atrium Dr.
		Somerset, NJ 08873-4372

	B	PFPC Brokerage Services	4,746,977.085	79.80
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

Allocation 30%	A	PFPC Brokerage Services	5,089,309.570	76.24
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

	A	CitiStreet Retirement Trust Account	752,585.664	11.27
		Citigroup Institutional Trust
		400 Atrium Dr.
		Somerset, NJ 08873-4372

	B	PFPC Brokerage Services	1,503,839.704	78.23
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

Income Fund	A	PFPC Brokerage Services	2,398,009.147	72.04
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

	A	CitiStreet Retirement Trust Account	308,777.116	9.28
		Citigroup Institutional Trust
		400 Atrium Dr.
		Somerset, NJ 08873-4372

	B	PFPC Brokerage Services	649,513.096	75.33
		FBO Primerica Financial Services
		211 South Gulph Road
		King of Prussia, PA 19406

	C	Rita Diana	16,633.673	9.08
		CGM IRA Custodian
		108 Palmetto Lane
		Milford, PA 18337-7022

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each fund is an open-end, non-diversified management investment company. The prospectus discusses the investment objectives of the funds and each of the underlying funds in which the funds may invest. In pursuing their investment objectives and policies, each of the underlying funds is permitted to engage in a wide-range of investment policies. Since the funds invest in the underlying funds, shareholders of each fund will be affected by these investment policies in direct proportion to the amount of assets each fund portfolio allocates to the underlying funds pursuing such policy. This section contains supplemental information concerning the types of securities and other instruments in which the underlying funds may invest (and repurchase agreements in which the funds and/or the underlying funds may invest), the investment policies and fund strategies the underlying funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the funds’ portfolios or the underlying funds will be achieved.

The Articles of Incorporation of Lifestyle Series permit the Board of Directors to establish additional funds of Lifestyle Series from time to time. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Directors at the time such funds are established.

Equity Securities

Common Stocks. Each of the funds, through its investment in certain of the underlying funds, may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Each of the funds, through its investment in certain of the underlying funds, may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed-income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Investments. The funds will each invest in certain underlying funds that invest all or a portion of their assets in securities of non-U.S. issuers. Foreign investments include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as American Depository Receipts). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Because certain underlying funds will be investing in securities denominated in currencies other than the U.S. dollar, and because certain funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a fund’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Foreign securities held by an underlying fund generally will not be registered with, nor the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the foreign securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain underlying funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

The interest and dividends payable on an underlying fund’s foreign securities may be subject to foreign withholding taxes, and the general effect of these taxes will be to reduce the underlying fund’s income. Additionally, the operating expenses of an underlying fund that invests in foreign securities can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the underlying fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a fund portfolio investing in such fund.

Each of the funds, through its investment in certain of the underlying funds, may invest in securities of emerging markets. The risks of investing in foreign securities are heightened for investments in emerging markets and securities of their governments.

American, European and Continental Depository Receipts. Each of the funds, through its investment in certain of the underlying funds, may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts (“ADRs”) and European Depository Receipts (“EDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe typically by foreign banks and trust companies evidencing ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

For purposes of a fund’s investment policies, depository receipts generally are deemed to have the same classifications as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

Warrants. A warrant entitles an underlying fund to purchase common stock from the issuer at a specified price and time. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Fixed-Income Securities

General. Fixed-income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds.

The market value of the fixed-income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Each of the funds, through its investment in certain of the underlying funds, may invest in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody’s Investors Service Inc. (“Moody’s”) (Aaa or Aa) or Standard & Poor’s Ratings Group (“S&P”) (AAA or AA) or determined by the underlying fund’s adviser to be of comparable quality. High grade securities are those rated in the three highest categories by Moody’s (Aaa, Aa or A) or S&P (AAA, AA or A) or determined by the underlying fund’s adviser to be of comparable quality. Investment-grade securities are those rated in the four highest categories by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

High Yield Securities. Each of the funds, through its investment in certain of the underlying funds, may invest in securities rated below investment grade; that is, rated below Baa by Moody’s or BBB by S&P, or determined by the underlying fund’s adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings by Moody’s and S&P.

Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Convertible securities typically have lower ratings than similar nonconvertible securities because of the subordination feature.

Money Market Instruments. Money market instruments include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

U.S. Government Securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”), are mortgage-related securities. The underlying funds may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government sponsored enterprise. Since the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a fund or an underlying fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund or the underlying fund, as the case may be.

Mortgage-Related Securities. Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the underlying funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Foreign Government Securities. Among the foreign government securities in which each of the funds, through its investment in certain of the underlying funds, may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Brady Bonds. Each of the funds, through its investment in certain of the underlying funds, may invest in Brady bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). Brady bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms including liberalization of trade and foreign investment, privatization of state-owned enterprises and establishing targets for public spending and borrowing.

Brady bonds which have been issued to date are rated in the categories “BB” or “B” by S&P or “Ba” or “B” by Moody’s or, in cases in which a rating by S&P or Moody’s has not been assigned, are generally considered by the underlying fund’s investment adviser to be of comparable quality.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which constitute supplemental interest payments but generally are not collateralized. Certain Brady bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady bonds, although the collateral is not available to investors until the final maturity of the Brady bonds.

Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of certificates of deposit (“CD’s”) of each held by the fund) and are subject to Federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. An U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the underlying funds as initial criteria for the selection of portfolio securities, but the underlying funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the fund’s adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Practices

In attempting to achieve its investment objective, an underlying fund and/or a portfolio may employ, among others, the following fund strategies.

Repurchase Agreements. Certain of the underlying funds, and each of the funds, may enter into repurchase agreements. In a repurchase agreement, a fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The underlying fund or fund portfolio custodian will have custody of, and will hold in a segregated account, securities acquired by the underlying fund or fund portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the underlying fund or fund portfolio. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the underlying fund’s or fund portfolio’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the underlying fund or fund portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the underlying fund or fund portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

When-issued Securities and Delayed-delivery Transactions. To secure an advantageous price or yield, each of the funds, through its investment in certain of the underlying funds, may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by an underlying fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an underlying fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed-income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public’s perception of the creditworthiness of the issuers. In general, fixed- income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed-income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Lending of Portfolio Securities. Each of the funds, through its investment in certain of the underlying funds, have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A fund will not lend portfolio securities to LMIS or CGMI unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an underlying fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund, Legg Mason or CGMI and is acting as a “finder.”

By lending its securities, an underlying fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the fund’s trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each underlying fund’s investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk. Payments received by an underlying fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the underlying fund’s dividends received by a fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Short Sales. Each of the funds, through its investment in certain of the underlying funds, may from time to time sell securities short. A short sale is a transaction in which the fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

When a fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the fund replaces the borrowed securities. To deliver the securities to the buyer, the fund must arrange through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

Short Sales Against the Box. Each of the funds, through its investment in certain of the underlying funds, may enter into a short sale of common stock such that when the short position is open the fund involved owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the convertible securities to close out its short position. Although prior to delivery a fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The underlying funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted Securities. Each of the funds, through its investment in certain of the underlying funds, may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements. Each of the funds, through its investment in certain of the underlying funds, may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an underlying fund coupled with an agreement by the underlying fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

An underlying fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund’s custodian consisting of U.S. government securities, cash or cash equivalents. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Leveraging. Each of the funds, through its investment in certain of the underlying funds, may from time to time leverage their investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund’s asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the underlying fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate an underlying fund’s net investment income in any given period.

Derivative Transactions

Derivative transactions, including the options and futures transactions described below, are used for a number of reasons including: to manage exposure to changes in interest rates, stock and bond prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to adjust duration; to enhance income; and to protect the value of portfolio securities. Options and futures can be volatile instruments, and involve certain risks. If the adviser to the underlying fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the underlying fund’s return. Further losses could also be experienced if the options and futures positions held by an underlying fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Each of the funds, through its investment in certain of the underlying funds, may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors). Certain underlying funds may also purchase and sell call and put options, futures and options contracts.

Options On Securities. Each of the funds, through its investment in certain of the underlying funds, may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an underlying fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. An underlying fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an underlying fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) or similar foreign clearing corporation and of the securities exchange on which the option is written.

Each of the funds, through its investment in certain of the underlying funds, may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts, “knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, “knock-in” options only have value if the price of the underlying asset reaches a trigger level and, “average rate” or “look-back” options are options where, at expiration, the option’s strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

Although an underlying fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect a closing transaction in a particular option. If as a covered call option writer a fund is unable to effect closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the underlying funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an underlying fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, an underlying fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing the appropriate additional amount of those securities.

Stock Index Options. Each of the funds, through its investment in certain of the underlying funds, may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor’s 100. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Since the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

An underlying fund will engage in stock index options transactions only when determined by its adviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Currency Transactions. Each of the funds, through its investment in certain of the underlying funds, may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain underlying funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund’s total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options. Each of the funds, through its investment in certain of the underlying funds, may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund’s securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts. The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate—but not totally offset—the decline in the value of the fund.

Each of the funds, through its investment in certain of the underlying funds, may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation. The ability of the underlying funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company.

No consideration is paid or received by a fund upon entering into a futures contract. Initially, an underlying fund will be required to deposit with its custodian an amount of cash or cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by an underlying fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

There is no assurance that an active market will exist for future contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If an underlying fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Since the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the options.

The Commodities and Futures Trading Commission (“CFTC”) has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each underlying fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation under the Commodity Exchange Act. As a result of these CFTC rule changes, the underlying funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The underlying funds, however, continue to have policies with respect to futures and options thereon as set forth below. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund’s adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund’s trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swap Agreements. Among the hedging transactions into which certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest, on a notional principal amount from the party selling such interest rate floor.

Certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with State Street Bank and Trust Company. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking funds acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

ADDITIONAL RISK FACTORS

Investment in Other Mutual Funds. The investments of each fund are concentrated in underlying funds so each fund portfolio’s performance is directly related to the investment performance of the underlying funds held by it. The ability of each fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by LMPFA. There can be no assurance that the investment objective of any fund or any underlying fund will be achieved. The funds will only invest in institutional class shares of the underlying Legg Mason funds and, accordingly, will not pay any sales loads or 12b-1 or service or distribution fees in connection with their investments in shares of the underlying funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Legg Mason funds that are applicable to Class I shareholders. The investment returns of each fund, therefore, will be net of the expenses of the underlying funds in which it is invested.

When a fund redeems shares from an underlying fund, the underlying fund, under certain circumstances, may choose to pay the fund’s net redemption proceeds with an in-kind distribution of a portion of the underlying fund’s securities rather than in cash. The funds do not intend to invest in such securities, and a fund would hold the securities for only so long as it took to liquidate the securities. The liquidation of securities may cause a fund to incur brokerage or other transaction costs. In addition, there can be no assurance that when a fund sells these securities, it would receive the value attributed to the securities by the underlying fund.

Non-Diversified Portfolios. Each fund and certain of the underlying funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified investment company, each such company is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such company may be subject to greater risk with respect to its individual portfolio than an investment company that is more broadly diversified.

Securities of Unseasoned Issuers. Securities in which each of the funds, through its investment in certain of the underlying funds, may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Brady Bonds. A significant amount of the Brady bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady bonds. In the event of a default on collateralized Brady bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

Mortgage-Related Securities. To the extent an underlying fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the underlying fund’s principal investment to the extent of the premium paid. The underlying fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the fund’s adviser believes it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund’s adviser deems representative of its value, the value of the underlying fund’s net assets could be adversely affected.

High Yield Securities. An underlying fund may invest in high yield, below investment grade securities. Investments in high yield securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund’s shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Short Sales. If an underlying fund anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever an underlying fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, an underlying fund may purchase call options to buy securities sold short by the underlying fund. Such options would lock in a future price and protect the underlying fund in case of an unanticipated increase in the price of a security sold short by the underlying fund.

Repurchase Agreements. Repurchase agreements, as utilized by an underlying fund or a fund of the Lifestyle Series, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an underlying fund or a fund portfolio to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an underlying fund or a fund portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements. Each of the funds, through its investment in certain of the underlying funds, may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the underlying fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer, or its trustee or receiver, may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the underlying fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Leverage. Each of the funds, through its investment in certain of the underlying funds, may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund’s shares and in a fund’s yield. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

Indexed Securities. Each of the funds, through its investment in certain of the underlying funds, may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a fund’s net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund’s net asset value per share to decrease faster than would otherwise be the case.

Swap Agreements. As one way of managing their exposure to different types of investments, certain of the underlying funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

INVESTMENT RESTRICTIONS

With the exception of Allocation 100%, each fund of the Lifestyle Series has adopted the following fundamental investment restrictions for the protection of shareholders. Investment restrictions described in this SAI are fundamental only if they are identified as such. Fundamental restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a fund. A majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. As discussed under “Proposed Investment Restrictions” below, each fund (other than Allocation 100%) has asked its shareholders to approve new fundamental investment restrictions for the fund. The percentage limitations contained in the restrictions listed below (other than with respect to (1) below) apply at the time of purchases of securities.

Current Fundamental Investment Restrictions

With the exception of Allocation 100%, the investment policies adopted by the Lifestyle Series prohibit a fund from:

1. Borrowing money except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

2. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

3. Engaging in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (“the 1933 Act”) in disposing of portfolio securities.

4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

5. Issuing “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Allocation 100% has adopted the following fundamental investment restrictions for the protection of shareholders.

The investment policies adopted by Allocation 100% are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Proposed Fundamental Investment Restrictions

Each of the funds (other than Allocation 100%) has called a meeting of its shareholders to consider the adoption of revised fundamental investment policies or restrictions. If approved by a fund’s shareholders, the fund’s revised fundamental policies will be as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to the 1940 Act restrictions.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

Non-Fundamental Investment Restrictions

Lifestyle Series has also adopted certain non-fundamental investment restrictions that may be changed by the fund’s Board of Directors at any time. Accordingly the funds are prohibited from:

1. Purchasing securities on margin.

2. Making short sales of securities or maintaining a short position.

3. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33 1/3% of the value of a fund’s total assets.

4. Investing in oil, gas or other mineral exploration or development programs.

5. Writing or selling puts, calls, straddles, spreads or combinations thereof.

6. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

7. Purchasing any security if as a result the fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for underlying funds).

8. Making investments for the purpose of exercising control or management.

9. Purchasing or retaining securities of any company if, to the knowledge of Lifestyle Series, any officer or director of Lifestyle Series or LMPFA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

Notwithstanding the foregoing investment restrictions, the underlying funds in which the funds invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its statement of additional information.

Under Section 12(d)(l)(G) of the 1940 Act, each portfolio may invest substantially all of its assets in the underlying funds.

Due to their investment objectives and policies, the funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the funds’ investment programs set forth in the prospectus, each of the funds may invest more than 25% of its assets in certain underlying funds. However, each of the underlying funds in which each fund will invest (other than the Smith Barney Money Funds—Cash Portfolio) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Money Funds—Cash Portfolio will invest at least 25% of its assets in obligations issued by banks.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures developed by LMPFA, the funds’ investment manager, with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end (25 days after month end for Exchange Reserve Fund) on their website http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of October 5, 2006, of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None

Recipient	Frequency	Delay Before Dissemination
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
ITG	Daily	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
S&P (Rating Agency)	Weekly Tuesday Night	1 business day

PORTFOLIO TURNOVER

The turnover rate for each fund is not expected to exceed 25% annually. Under certain market conditions, a portfolio may experience high portfolio turnover as a result of its investment strategies. A fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the prospectus.

The portfolio turnover for the two most recent fiscal years for each fund, other than Allocation 100%, is contained in the following table:

Name of Portfolio	Fiscal Year Ended 01/31/05	Fiscal Year Ended 01/31/06
Allocation 85%	4%	47%
Allocation 70%	5%	50%
Allocation 50%	16%	45%
Allocation 30%	17%	56%
Income Fund	3%	42%

The turnover rate for each fund was higher for the fiscal year ended January 31, 2006 because of the changes in underlying funds in which the funds invest.

The turnover rates of the underlying funds have ranged from 2% to 169% during their most recent fiscal year. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, the transfer agent, or, with respect to a PFS account, Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor, the transfer agent or Primerica Shareholder Services (such fee may be up to $30 for a PFS account). The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described above and may be deemed to be underwriters of the fund as defined in the 1933 Act. The sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares.    Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class I Shares.    Class I shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your letter of intent asset goal.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Contingent Deferred sales charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Retirement plan programs authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of the fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

PFS Accounts

The fund offers two Classes of shares to investors purchasing through PFS: Class A shares and Class B shares.

Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services c/o PFPC Inc., P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for the distributors, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC.

Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions.

Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for a Class A, Class B, Class C and Class I shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value of $109.36 based on a maximum initial sales charge of 5.75% of net asset value per share)	$116.03

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of

$50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

Shareholders may utilize Primerica Shareholder Services Telephone Redemption service to redeem shares in their account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder may use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The net asset value of each fund’s Classes of shares will be determined on any day that the NYSE is open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The per share net asset value of each Class may differ because of the differences in distribution fees and Class specific expenses. The following is a description of the procedures used by each fund in valuing its assets.

Each fund’s net asset value is calculated based on the net asset value of the underlying funds in which it invests, along with the value of any short-term investments. The value of each underlying fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Lifestyle Series’ Board of Directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

EXCHANGE PRIVILEGE

General.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and I Exchanges.    Class A and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges.    Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege.    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS AND DISTRIBUTIONS

The Income Fund policy is to declare and pay monthly dividends from its net investment income. The Allocation 50% and Allocation 30% policy is to declare and pay quarterly dividends from net investment income. The Allocation 100%, Allocation 85% and Allocation 70% policy is to declare and pay annual dividends from net investment income. Distributions from net realized capital gains, if any, in each of the separate portfolios will be made annually. Each separate fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gain distributions will automatically be reinvested in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by the Transfer Agent should notify the Transfer Agent in writing, requesting a change to this automatic reinvestment option.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Tax Treatment of the Funds

Each fund will be treated as a separate taxpayer for federal income tax purposes. Each fund has elected to be treated and intends to qualify each year as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more “qualified publicly traded partnerships.”

Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided such fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain plus or minus certain adjustments) and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation tax rates on any taxable income or gains that it does not distribute to its shareholders.

Distributions received by a fund from an underlying fund attributable to the underlying fund’s investment company taxable income are taxable as dividend income to the fund. Distributions received by a fund from an underlying fund attributable to the excess of the underlying fund’s net long-term capital gain over its net short-term capital loss and that are properly designated as “capital gain dividends” are taxable as long-term capital gain to the fund, regardless of how long the fund has held the underlying fund’s shares. Upon the sale or other disposition by a fund of shares of any underlying fund, the fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the fund’s holding period for the shares.

On January 31, 2006, the unused capital loss carryforwards of Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Fund were approximately $(74,343,074), $(106,580,394), $(21,121,280), $(6,008,790), and $(2,433,947), respectively. For U.S. federal income tax purposes, each such respective amount is available to be applied against future capital gains of the related fund that are realized prior to the expiration of the applicable carryforward.

The carryovers expire as follows:

	2009	2010	2011	2012	2013	2014
Allocation 85%	$(421,100)	$(11,556,093)	$(3,536,453)	$(48,378,170)	$(152,074)	$(10,299,184)
Allocation 70%	$—	$—	$(4,500,794)	$(39,796,228)	$(17,607,354)	$(44,676,018)
Allocation 50%	$—	$—	$(1,771,603)	$(3,050,500)	$(12,666,825)	$(3,632,352)
Allocation 30%	$—	$—	$—	$(937,591)	$(295,302)	$(4,775,897)
Income Fund	$(656,502)	$—	$—	$(345,727)	$(95,670)	$(1,336,048)

No amounts are listed for Allocation 100% as the fund was not in operation prior to January 1, 2007.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the portfolio’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Tax Treatment of the Underlying Funds

Each underlying fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the funds.

An underlying fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such underlying fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the underlying fund and defer underlying fund losses. These rules could therefore affect the character, amount and timing of distributions to the funds and thus to the shareholders. These provisions also (a) will require an underlying fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the underlying fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the underlying fund as a regulated investment company.

An underlying fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by an underlying fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the underlying fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the underlying fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the underlying fund.

As a result of entering into swap contracts, an underlying fund may make or receive periodic net payments. An underlying fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when an underlying fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in an underlying fund’s hands. Except with respect to certain situations where the property used by an underlying fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by an underlying fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by an underlying fund for more than one year. In general, an underlying fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by an underlying fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by an underlying fund will reduce the return from the underlying fund’s investments.

If more than 50% of the value of an underlying fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect for U.S. federal income tax purposes to treat certain foreign taxes paid by it as paid by the funds that own its shares. Such a fund would then be required to include its proportionate share of the electing fund’s foreign income and related foreign taxes in income even if the fund does not receive the amount representing foreign taxes. Each of the funds may invest in some underlying funds that expect to be eligible to make the above-described election. While a fund will be able to deduct the foreign taxes that it will be treated as having paid if the election is made, the fund will not itself be able to elect to treat such foreign taxes as paid by its shareholders. Accordingly, the shareholders of the fund will not have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds, while persons who invest directly in such underlying funds may have that option.

Passive Foreign Investment Companies. If an underlying fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the underlying fund to its shareholders. Additional charges in the nature of interest may be imposed on the underlying fund in respect of deferred taxes arising from such distributions or gains.

If an underlying fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the underlying fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the underlying fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, an underlying fund may make a mark-to-market election that will result in the underlying fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the underlying fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the underlying fund and, once made, would be effective for all subsequent taxable years of the underlying fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such underlying fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The underlying fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Each underlying fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January shall be deemed to have been paid by the fund and received by each shareholder on December 31 of the year in which the dividend is declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses

(including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. All other dividends (including dividends from short-term capital gains) of a fund from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a fund from a real estate investment trust or another regulated investment company (such as an underlying fund) generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

Each fund or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by the fund that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of a fund that invests in that fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are treated as debt-financed under U.S. federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are deemed to have been held by the underlying fund, the fund or the shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. A fund may be required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of stocks or securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

For fund taxable years beginning before January 1, 2008, the 30% withholding tax will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from a fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short- term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. However, depending on its circumstances, a portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Until December 31, 2007, if the Fund makes a distribution to a foreign shareholder that is attributable to interests in U.S. real property or in corporations for which direct or indirect interests in U.S. real property exceed certain levels and if such foreign shareholder owned more than 5% of the Fund’s outstanding shares at any time during the preceding 1 year, the distribution will be subject to a 35% withholding tax and will obligate such foreign shareholder to file a U.S. tax return. If a foreign person who owned more than 5% of the Fund’s outstanding shares at any time during the preceding 1 year redeems shares of the Fund within the 30 days prior to an ex-dividend date of a distribution subject to the 35% tax and within 30 days before or after the ex-dividend date acquires or contracts to acquire a substantially identical interest in the Fund, such foreign person may be subject to the 35% tax and a U.S. filing requirement. After December 31, 2007, these rules apply only to Fund distributions attributable to distributions received by the Fund from real estate investment trusts.

If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirement unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person has not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

LMPFA serves as investment manager to the funds pursuant to an investment management agreement (the “Investment Management Agreement”) with each fund that was approved by the Board of Directors, including a majority of the Independent Directors, on June 12, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Pursuant to each Investment Management Agreement, LMPFA will provide supervision of that fund’s investments and determine from time to time the investments or securities that will be purchased, retained or sold by the portfolio. LMPFA will determine the percentage of a fund’s assets invested from time to time in (i) each underlying fund selected by the Board pursuant to the investment objective and policies of the fund as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. LMPFA will allocate investments for a fund among the underlying funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the underlying funds. The allocation among the underlying funds will be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the underlying funds.

LMPFA will also make recommendations to the Board concerning changes to (i) the underlying funds in which the funds may invest, (ii) the percentage range of assets that may be invested by a portfolio in any one underlying fund and (iii) the percentage range of assets of a fund that may be invested in underlying equity funds and fixed income funds (including money market funds).

LMPFA maintains books and records with respect to the funds’ investment transactions and such other books and records required to be maintained by LMPFA pursuant to the 1940 Act and LMPFA will render to the Board such periodic and special reports as the Board may reasonably request. LMPFA agrees that all books and records that it maintains for the funds or the underlying fund are the property of the fund and it will surrender promptly to the underlying fund on behalf of a fund any of such books and records upon the underlying fund’s request.

LMPFA will (i) maintain office facilities for the fund, (ii) furnish the funds with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund and the funds, (iii) prepare reports to each fund’s shareholders and (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities. LMPFA will bear all of the expenses of its employees and overhead in connection with its duties under each Investment Management Agreement.

For the services provided and the expenses assumed pursuant to the Investment Management Agreements, each fund will pay to LMPFA out of its assets a monthly fee in arrears equal to 0.20% per annum of its average daily net assets during the month. All other expenses not specifically assumed by LMPFA under the Investment Management Agreements on behalf of a fund are borne by the fund. Expenses payable by the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders’ and directors’ meetings, filing fees and expenses relating to the registration and qualification of the fund’s shares and the fund under federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund’s registration statements), fees of auditors and legal counsel, costs of performing fund valuations, out-of-pocket expenses of directors and fees of Independent Directors, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incidental to the fund’s existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each fund and general corporate expenses are allocated on the basis of relative net assets.

Total fund operating expenses will be subject to a voluntary fee waiver and expense reimbursement in order to maintain an expense cap on each of the funds as follows: for Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%, 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.55% for Class I shares; for Allocation 30% and the Income Fund, 0.80% for Class A shares, 1.30% for Class B shares, 1.25% for Class C shares, and 0.55% for Class I shares. This expense cap will not be changed in the future without the approval of the Board of Directors of Lifestyle Series.

Each Investment Management Agreement has an initial term of two years and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board of Directors or by a majority of the outstanding voting securities of a fund, and (b) in either event, by a majority of the Independent Directors of the fund’s Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. The fund, on behalf of a fund, or LMPFA may terminate an Investment Management Agreement on sixty days’ written notice without penalty. An Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Subadviser

ClearBridge serves as the subadviser to the funds pursuant to a sub-advisory agreement between the manager and ClearBridge that was approved by the Board, including a majority of the Independent Directors, on June 29, 2006 (the “Sub-Advisory Agreement”). ClearBridge is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage each fund’s portfolio in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the funds’ Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement on 60 days’ written notice without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to Lifestyle Series and the manager. The manager or the subadviser may terminate a Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. Since the Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreement during the fund’s past three fiscal years.

Expenses

In addition to amounts payable under the Investment Management Agreements and the Distribution Plans (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Directors and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Directors and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Directors and officers with respect thereto.

Management may agree to waive fees and or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the funds’ prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time, and (b) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

For the fiscal years ended January 31, 2006, January 31, 2005 and January 31, 2004, the management fees for each fund were as follows:

Fund*	2006	2005	2004
Allocation 85%	$1,367,002	$1,335,063	$1,162,748
Allocation 70%	1,233,400	1,279,531	1,203,846
Allocation 50%	779,026	801,860	750,611
Allocation 30%	239,421	236,354	214,604
Income	106,945	102,655	97,014

*	Allocation 100% is newly formed and did not pay management fees prior to January 1, 2007.

Each fund, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The effective management fee of each of the underlying funds in which the fund portfolios may invest is set forth below as a percentage rate of the underlying fund’s average net assets:

Underlying Fund Management Fees
Legg Mason Partners Aggressive Growth Fund, Inc.	0.69%
Legg Mason Partners Appreciation Fund, Inc.	0.56%
Legg Mason Partners Fundamental Value Fund, Inc.	0.64%
Legg Mason Partners Investment Trust:
Legg Mason Partners Large Cap Growth Fund	0.71%
Legg Mason Partners Core Plus Bond Fund, Inc.	0.63%
Legg Mason Partners Mid Cap Core Fund	0.75%
Legg Mason Partners Investors Value Fund, Inc.	0.50%
Legg Mason Partners Capital Fund, Inc.	0.56%
Legg Mason Partners Small Cap Growth Fund I	0.75%
Legg Mason Partners Small Cap Core Fund, Inc.	0.75%
Legg Mason Partners Capital and Income Fund	0.73%
Legg Mason Partners Diversified Strategic Income Fund	0.65%
Legg Mason Partners High Income Fund	0.60%
Legg Mason Partners Emerging Markets Equity Fund	0.85%
Legg Mason American Leading Companies Trust	0.70%
Legg Mason Emerging Markets Trust	1.00%
Legg Mason Growth Trust, Inc.	0.70%
Legg Mason International Equity Trust	0.75%
Legg Mason Opportunity Trust	0.76%
Legg Mason Value Trust, Inc.	0.66%
Legg Mason Special Investment Trust, Inc.	0.68%
Legg Mason Partners International All Cap Opportunity Fund	0.83%
Western Asset Core Plus Bond Portfolio	0.41%
Western Asset Absolute Return Portfolio	0.75%
Western Asset High Yield Portfolio	0.55%
Royce Total Return Fund	0.96%
Royce Value Fund	1.00%

For the fiscal year ended January 31, 2006, the funds did not hold securities issued by their regular brokers or dealers.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager and the funds’ distributors have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Code of Ethics of the funds, the manager, the subadviser and distributors are on file with the SEC.

Distributors

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, CGMI, an indirect subsidiary of Citigroup located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199 act as each fund’s co-distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (in the case of Allocation 100%, dated January 1, 2007) (the “distribution agreements”), which were approved by the funds’ Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose on November 21, 2005 (in the case of Allocation 100%, September 26, 2006). The distribution agreements went into effect on December 1, 2005 (in the case of Allocation 100%, January 1, 2007). Prior to December 1, 2005, CGMI served as the trust’s distributor. In addition, LMIS and CGMI and certain other broker-dealers continue to sell fund shares to the public as members of the selling group. Decisions to buy and sell securities for the funds are made by LMPFA, subject to the overall review of the Board of Directors. Although investment decisions for the funds are made independently from those of the other accounts managed by LMPFA, investments of the type that the funds may make also may be made by those other accounts. When a portfolio and one or more other accounts managed by LMPFA is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by LMPFA to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by the fund.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

The distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, the distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described in the prospectus, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of each fund.

PFS Distributors has entered into an agreement with PFS Investments giving PFS Investments the right to sell shares of each fund of the fund on behalf of the distributor. Each distributor’s obligation is an agency or

“best efforts” arrangement under which each distributor is required to take and pay only for such shares of each fund as may be sold to the public. No distributor is obligated to sell any stated number of shares. The distribution agreements are renewable from year to year if approved (a) by the directors or by a vote of a majority of the applicable fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to the distribution agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. The distribution agreements provide that they will terminate if assigned, and that they may be terminated without penalty by either party on 60 days’ written notice.

Commissions on Class A Shares.

For the fiscal years ended January 31, 2006, January 31, 2005 and January 31, 2004 the aggregate dollar amounts of commissions on Class A shares are as follows:

Name of Portfolio*	2/1/05 through 01/31/06(1)	2/1/04 through 01/31/05	2/1/03 through 01/31/04(2)
Allocation 85%	$1,005,000	$1,368,216	$1,415,000
Allocation 70%	747,000	1,054,288	1,112,000
Allocation 50%	589,000	918,785	814,000
Allocation 30%	225,000	298,850	256,000
Income Fund	66,000	139,931	0

(1)	The following amounts were paid to PFS: $959,512, $691,615, $501,865, $203,231, and $66,088 by Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and the Income Fund, respectively and the remaining amounts were paid to CGMI.
(2)	The following amounts were paid to PFS Investments: $1,302,660, $968,609, $802,736, $261,753 and $125,928, by the Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Funds, respectively and the remaining amounts were paid to CGMI.
*	Allocation 100% is a newly established fund and did not make commission payments during these periods.

Commissions on Class C Shares

For the fiscal years ended January 31, 2006, January 31, 2005 and January 31, 2004 the aggregate dollar amounts of commissions paid to CGMI on Class C shares, were as follows:

Name of Fund*	Fiscal Year Ended 01/31/06(1)	Fiscal Year Ended 01/31/05	Fiscal Year Ended 01/31/04
Allocation 85%	$2,677	$726	$22,000
Allocation 70%	0	304	30,000
Allocation 50%	0	128	54,000
Allocation 30%	0	121	17,000
Income Fund	0	12	5,000

(1)	Paid to Legg Mason Investors Services
*	Allocation 100% is a newly established fund and did not make commission payments during these periods.

Deferred Sales Charges on Class A, B and C Shares. For each of the fiscal years ended January 31, 2006, January 31, 2005 and January 31, 2004, the following deferred sales charges were paid on redemptions of the portfolios’ shares:

	Class B
Name of Fund*	Fiscal Year Ended 01/31/06(1)	Fiscal Year Ended 01/31/05	Fiscal Year Ended 01/31/04(2)
Allocation 85%	$253,000	$345,015	$384,000
Allocation 70%	232,000	322,083	377,000
Allocation 50%	139,000	187,612	279,000
Allocation 30%	61,000	59,016	83,000
Income Fund	20,000	40,158	35,000

(1)	The following amounts were paid to PFS: $198,563, $115,270, $46,415 and $17,281 by Allocation 70%, Allocation 50%, Allocation 30% and the Income Fund, respectively and the remaining amounts were paid to CGMI. $31,410 was paid to Legg Mason Investors Services by Allocation 85%.
(2)	The following amounts were paid to PFS Investments: $415,226, $418,573, $311,074, $85,867 and $30,504, by the Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Funds, respectively and the remaining amounts were paid to CGMI.
*	Allocation 100% is a newly established fund and had no payments during these periods.

	Class C
Name of Fund*	Fiscal Year Ended 01/31/06	Fiscal Year Ended 01/31/05	Fiscal Year Ended 01/31/04(1)
Allocation 85%	$3,000	$2,974	$0
Allocation 70%	4,000	4,056	0
Allocation 50%	3,000	4,171	2,000
Allocation 30%	2,000	2,603	0
Income Fund	1,000	299	0

(1)	Deferred Sales Charges paid to CGMI.
*	Allocation 100% is a newly established fund and had no payments during these periods.

There were no deferred sales charges paid on redemptions of Class A Shares for all of the funds indicated above for the above-referenced fiscal years.

Distribution Arrangements. To compensate each of CGMI and PFS Investments for the service it provides and for the expenses it bears, each fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, CGMI is paid a fee with respect to shares of each fund sold through CGMI; and PFS Investments is paid a fee with respect to shares (Classes A and B) of each fund sold through PFS Distributors. Under the Plan, each fund pays CGMI or PFS Investments (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the Class A, Class B and Class C shares. The service fee is primarily used to pay CGMI Financial and PFS Investments Representatives for servicing shareholder accounts. In addition, each fund pays CGMI a distribution fee with respect to Class B and Class C shares (and pays PFS Investments with respect to Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of CGMI Financial, PFS Investments Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of CGMI and PFS Investments associated with the sale of portfolio shares, including lease, utility, communications and sales promotion expenses. For Allocation 30% and the Income Fund the Class B and Class C distribution fee is calculated at the annual rate of

0.50% and 0.45%, respectively, of the value of the fund’s average daily net assets attributable to the shares of the respective Class. For Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50% Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of such portfolio’s average net assets attributable to the shares of the respective Class.

Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by CGMI or PFS Investments and the payments may exceed distribution expenses actually incurred. The funds’ Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by CGMI and PFS Investments, and amounts received under the Plan and proceeds of the deferred sales charges.

For the fiscal years ended January 31, 2006, January 31, 2005 and January 31, 2004, the following distribution and service fees were accrued and/or paid to CGMI and PFS Distributors, who in turn, paid PFS Investments:

	Class A
Name of Fund*	Fiscal Year Ended 01/31/06	Fiscal Year Ended 01/31/05	Fiscal Year Ended 01/31/04
Allocation 85%	$1,082,554	$940,336	$764,203
Allocation 70%	941,551	839,242	715,254
Allocation 50%	582,323	522,108	438,961
Allocation 30%	189,159	166,198	136,891
Income Fund	90,226	75,359	63,774

	Class B
Name of Fund*	Fiscal Year Ended 01/31/06	Fiscal Year Ended 01/31/05	Fiscal Year Ended 01/31/04
Allocation 85%	$2,120,364	$2,494,319	$2,396,492
Allocation 70%	2,019,264	2,606,703	2,767,697
Allocation 50%	1,196,451	1,531,378	1,667,762
Allocation 30%	265,607	319,561	332,264
Income Fund	108,088	134,909	151,657

	Class C
Name of Fund*	Fiscal Year Ended 01/31/06	Fiscal Year Ended 01/31/05	Fiscal Year Ended 01/31/04
Allocation 85%	$384,429	$419,655	$360,435
Allocation 70%	381,536	433,985	390,515
Allocation 50%	369,390	389,502	329,451
Allocation 30%	60,427	63,634	57,706
Income Fund	20,791	22,373	19,437

*	Allocation 100% is a newly established fund and had no such payments during these periods.

Effective December 1, 2005, with respect to those fund classes subject to a Rule 12b-1 Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. For those funds that have adopted an amended and restated Rule 12b-1 Plan, the co-distributors will provide the fund’s Board with periodic reports of amounts expended under the fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

For the fiscal year ended January 31, 2006, CGMI incurred the following distribution expenses for the funds:

	Financial Advisor Compensation	Branch Operations	Marketing	Printing	Total Expense
Allocation 50%
Class A	$26,856	$34,449	$0	$0	$61,305
Class B	14,900	19,016	0	0	33,917
Class C	114,054	137,526	0	0	251,581

Total	155,811	190,991	0	0	346,802
Allocation 30%
Class A	5,868	7,740	0	0	13,609
Class B	4,610	5,887	0	0	10,497
Class C	14,690	18,264	0	0	23,183

Total	25,397	31,891	0	0	57,288
Allocation 70%
Class A	53,951	69,085	0	0	123,035
Class B	28,642	36,064	0	0	64,706
Class C	113,543	138,547	0	0	252,091

Total	196,136	243,696	0	0	439,832
Allocation 85%
Class A	43,447	56,526	0	0	99,973
Class B	23,780	30,393	0	0	54,173
Class C	108,754	132,622	0	0	241,376

Total	175,981	219,541	0	0	395,522
Income Fund
Class A	4,259	5,561	0	0	9,820
Class B	2,120	2,100	0	0	4,820
Class C	4,441	5,458	0	0	9,899

Total	10,821	13,719	0	0	24,540

For the fiscal year ended January 31, 2006, PFS Investments incurred the following distribution expenses for the funds:

	Financial Advisor Compensation	Branch Operations	Marketing	Printing	Total Expense
Allocation 50%
Class A	$305,212	$43,383	$—	$—	$348,575
Class B	635,304	16,137	4,998	1,264	657,703
Class C	—	—	—	—	—

Total	940,516	59,520	4,998	1,264	1,006,278
Allocation 30%
Class A	97,121	21,179	—	—	118,300
Class B	192,324	6,608	1,968	519	201,419
Class C	—	—	—	—	—

Total	289,445	27,787	1,968	519	319,719
Allocation 70%
Class A	497,164	—	—	—	528,800
Class B	1,043,336	31,636	4,389	1,108	1,063,204
Class C	—	14,371	—	—	—

Total	1,540,500	46,007	4,389	1,108	1,592,004

	Financial Advisor Compensation	Branch Operations	Marketing	Printing	Total Expense
Allocation 85%
Class A	$614,184	$33,799	$—	$—	$647,983
Class B	1,097,344	13,682	4,151	1,036	1,116,213
Class C	—	—	—	—	—

Total	1,711,528	47,481	4,151	1,036	1,764,196
Income Fund
Class A	42,446	8,037	—	—	50,483
Class B	72,325	4,375	1,317	324	78,341
Class C	—	—	—	—	—

Total	114,771	12,412	1,317	324	128,824

For the fiscal year ended January 31, 2006, LMIS incurred the following distribution expenses for the funds:

	Financial Advisor Compensation	Branch Operations	Marketing*	Printing**	Total Expense
Allocation 50%
Class A	$—	$25,528	$—	$—	$25,528
Class B	147,523	11,919	56,181	436	216,059
Class C	22,406	6,119	26,453	200	55,178

Total	169,929	43,566	82,634	636	296,765
Allocation 30%
Class A	—	12,154	—	—	12,154
Class B	31,443	3,445	28,472	112	63,472
Class C	5,924	687	12,890	48	19,549

Total	37,367	16,286	41,362	160	95,175
Allocation 70%
Class A	—	22,618	—	—	22,618
Class B	238,943	15,271	79,960	1,155	335,329
Class C	24,208	8,477	24,610	356	57,651

Total	263,151	46,366	104,570	1,511	415,598
Allocation 85%
Class A	—	18,682	—	—	18,682
Class B	183,799	9,625	86,199	1,128	280,751
Class C	25,184	9,215	24,034	316	58,749

Total	208,983	37,522	110,233	1,444	358,182
Income Fund
Class A	—	5,258	—	—	5,258
Class B	13,677	1,626	9,373	36	24,712
Class C	1,311	—	5,491	21	6,823

Total	14,988	6,884	14,864	57	36,793

*	The “marketing” expenses set out in this column are calculated on a pro forma basis as the sum of the amounts spent by CGMI and LMIS for the ten month period prior to the December 1, 2005 effective date of the LMIS distribution agreement and the last two months of the funds’ fiscal year, respectively.
**	The “printing” expenses set out in this column are calculated on a pro forma basis as the sum of the amounts spent by CGMI and LMIS for the ten month period prior to the December 1, 2005 effective date of the LMIS distribution agreement and the last two months of the funds’ fiscal year, respectively.

Each of PFS Distributors, LMIS and CGMI will pay for the printing, at printer’s overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGMI, LMIS and PFS Investments are distribution expenses within the meaning of the Plans and may be paid from amounts received by CGMI and LMIS from Lifestyle Series under the Plans.

From time to time, PFS Investments or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Investments may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of each fund.

Under its terms, each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. Each Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of a Plan also must be approved by the Directors and Independent Directors in the manner described above. Each Plan may be terminated with respect to a Class of a fund at any time, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to each Plan, CGMI and PFS Investments will provide the Lifestyle Series’ Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

General. Actual distribution expenses for Class B shares of each fund for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each fund in future years so long as the Plan is in effect. Interest is accrued monthly on such carry forward amounts at a rate comparable to that paid by CGMI for bank borrowings. The Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including amounts received under the Plan and proceeds of the deferred sales charge.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the portfolios. Unless noted otherwise, all information is provided as of January 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Allocation 100%	Steven Bleiberg	7 Registered investment companies with $1.65 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Andrew Purdy	7 Registered investment companies with $1.65 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
Allocation 85%	Steven Bleiberg	7 Registered investment companies with $1.65 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
	Andrew Purdy	7 Registered investment companies with $1.65 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
Allocation 70%	Steven Bleiberg	7 Registered investment companies with $1.74 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
	Andrew Purdy	7 Registered investment companies with $1.74 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
Allocation 50%	Steven Bleiberg	7 Registered investment companies with $1.98 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
	Andrew Purdy	7 Registered investment companies with $1.98 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None

*	As of January 31, 2006.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Allocation 30%	Steven Bleiberg	7 Registered investment companies with $2.24 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
	Andrew Purdy	7 Registered investment companies with $2.24 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
Income Fund	Steven Bleiberg	7 Registered investment companies with $2.30 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None
	Andrew Purdy	7 Registered investment companies with $2.30 billion in total assets under management	28 Other pooled investment vehicles with $5.02 billion in assets under management	None

Portfolio Manager Compensation

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the funds’ portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund), the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge chief investment officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 25% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. The manager, the subadviser and the funds(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that it employs. For example, each of the manager and the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Manager’s fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Allocation 100%	Steven Bleiberg	None
Allocation 85%	Steven Bleiberg	None
Allocation 70%	Steven Bleiberg	None
Allocation 50%	Steven Bleiberg	None
Allocation 30%	Steven Bleiberg	None
Income Fund	Steven Bleiberg	None
Allocation 100%	Andrew Purdy	None
Allocation 85%	Andrew Purdy	None
Allocation 70%	Andrew Purdy	None
Allocation 50%	Andrew Purdy	None
Allocation 30%	Andrew Purdy	None
Income Fund	Andrew Purdy	None

ADDITIONAL INFORMATION ABOUT THE FUNDS

Portfolio history. Lifestyle Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Lifestyle Series commenced operations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Lifestyle Funds of Lifestyle Series commenced operations on February 5, 1997. On February 24, 1997, the fund changed its name to Smith Barney Concert Allocation Series Inc. and changed its name to Smith Barney Allocation Series Inc. on September 11, 2000. On April 7, 2006, the fund changed its name to Legg Mason Partners Lifestyle Series, Inc. The Lifestyle Series has authorized capital of 6,100,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of nine series of shares, each representing shares in one of nine separate portfolios and may authorize the issuance of additional series of shares in the future. The assets of each fund are segregated and separately managed and a shareholder’s interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class C and Class I (formerly Class Y) shares of a fund represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by such Class and each Class of shares has exclusive voting rights with respect to provisions of the fund’s Rule 12b-1 distribution plan that pertain to a particular Class.

Each of the funds is registered with the SEC as a diversified, open-end management investment company.

Custodian. Fund securities and cash owned by the Lifestyle Series are held in the custody of State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110.

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154 serves as Independent Registered Public Accounting Firm for the Lifestyle Series to audit and report on Lifestyle Series’ financial statements and financial highlights.

Transfer Agent. PFPC Inc., located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds and distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the funds and their shareholders. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

The funds have also engaged the services of Primerica Shareholder Services located at P.O. Box 9662, Providence, Rhode Island 02940-9662 as a transfer agent for PFS Investment Accounts.

Voting. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of Lifestyle Series. At such a shareholder meeting called for the purpose, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of Lifestyle Series have declared that the Director be removed. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

On matters submitted for consideration by shareholders of any underlying fund, a fund will vote its shares in proportion to the vote of all other holders of shares of that underlying fund or, in certain limited instances, the fund will vote its shares in the manner indicated by a vote of holders of shares of the fund.

As used in the prospectus and this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Lifestyle Series (or the affected portfolio or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of Lifestyle Series (or the affected portfolio or Class) are represented at the meeting in person or by proxy. A fund or Class shall be deemed to be affected by a matter unless it is clear that the interests of each fund or Class in the matter are identical or that the matter does not affect any interest of the portfolio or Class. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a “vote of a majority of the outstanding voting securities” of the fund affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Lifestyle Series shares voting without regard to the fund.

In the event of the liquidation or dissolution of Lifestyle Series, shareholders of a fund are entitled to receive the assets belonging to that fund that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective funds, of any general assets not belonging to any particular fund that are available for distribution.

Proxy Voting Guidelines & Procedures

Although individual Directors may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own Proxy Voting Policies and Procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the funds’ portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge (1) by calling (888) 425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices, and (3) on the SEC’s website at http://www.sec.gov.

Licensing Agreement. “Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc., which were then investment adviser or manager to certain of the Legg Mason Partners Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon

Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such con-tracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Allocation 85%, Allocation 70%, Allocation 50% and Allocation 30%, and dismissing those funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, including the fund, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Legg Mason Partners Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules or regulations promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Invest-ors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the aforegoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

Lifestyle Series’ Annual Report for the fiscal year ended January 31, 2006 is incorporated herein by reference in its entirety. It was filed with the SEC on April 10, 2006 (Accession Number 0001193125-06-076492).

APPENDIX A

Description of Ratings

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest,

[1]	ClearBridge Advisors comprises ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason. As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

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ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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